UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MarineMax, Inc.

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MARINEMAX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 25, 2015

An Annual Meeting of Stockholders of MarineMax, Inc., a Delaware corporation, will be held at 8:00 a.m., local time, on Wednesday, February 25, 2015, at our principal executive offices located at 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759 for the following purposes:

1. To elect two directors, each to serve for a three-year term expiring in 2018.

2. To approve (on an advisory basis) our executive compensation (“say-on-pay”).

3. To approve the reincorporation of our company from Delaware to Florida by means of a merger with and into a wholly-owned Florida subsidiary.

4. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending September 30, 2015.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on January 2, 2015 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible over the Internet or by phone as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

MICHAEL H. MCLAMB

Secretary

Clearwater, Florida

January 12, 2015

MARINEMAX, INC.

2600 McCormick Drive, Suite 200

Clearwater, Florida 33759

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of MarineMax, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m. on Wednesday, February 25, 2015, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at our principal executive offices located at 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759.

In accordance with rules adopted by the Securities and Exchange Commission, or the SEC, that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2014 Annual Report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2014 Annual Report, and a form of proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

These proxy solicitation materials were first distributed on or about January 12, 2015 to all stockholders entitled to vote at the meeting.

Record Date and Outstanding Shares

Stockholders of record at the close of business on January 2, 2015 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 25,106,585 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, at the close of business on January 2, 2015, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. Alternatively, you may vote over the Internet as described above. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

If, at the close of business on January 2, 2015, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your vote. You are also invited to attend the meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.

Required Votes

For the election of the two director nominees for three-year terms expiring in 2018, our Bylaws provide that a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which: (1) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements set forth in our Bylaws or (2) the number of nominees otherwise exceeds the number of directors to be elected. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

For the vote to ratify the appointment of KPMG LLP as the independent auditor of our company for the fiscal year ending September 30, 2015 and the vote to approve the reincorporation of our company from Delaware to Florida, the affirmative vote of the holders of a majority of the votes cast is required. While the say-on-pay is non-binding, our Board will consider the input of stockholders based on a majority of votes cast for the say-on-pay proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted: (1) “for” the election of each of the nominees for director set forth in this proxy statement; (2) “for” the say-on-pay vote; (3) “for” the reincorporation of our company from Delaware to Florida (4) “for” the proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending September 30, 2015; and (5) as the persons specified in the proxy deem advisable on such other matters as may come before the meeting.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of KPMG LLP as the independent auditor of our company for the fiscal year ending September 30, 2015. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is “non-routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as

“broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors, the say-on-pay proposal, or the proposal to approve the reincorporation of our company from Delaware to Florida if they have not received specific instructions from their clients. For your vote to be counted in the above, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, a majority of the votes cast means that the number of votes cast “for” a proposal exceeds the number of votes cast “against” that proposal. Because abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal, broker non-votes and abstentions will have no effect on the proposal to elect directors, the say-on-pay proposal, the proposal to ratify the appointment of KPMG LLP as the independent auditor of our company for the fiscal year ending September 30, 2015, or the proposal to approve the reincorporation of our company from Delaware to Florida, as each such proposal is determined by reference to the votes actually cast by the shares present or represented by proxy and entitled to vote.

In accordance with our Corporate Governance Guidelines, an incumbent candidate for director who does not receive the required votes for re-election is expected to tender his or her resignation to our Board of Directors. Our Board of Directors, or another duly authorized committee of our Board of Directors, will make a determination as to whether to accept or reject the tendered resignation generally within 90 days after certification of the election results of the stockholder vote. We will publicly disclose the decision regarding the tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the SEC.

Revocability of Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by furnishing to us either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Election Inspector

Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present. The election inspector will treat broker non-votes and abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as described in the “Broker Non-Votes and Abstentions” section of this proxy statement for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2014 Annual Report on Form 10-K, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our company, but, except as indicated therein, is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Compensation Committee Report” and the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, www.MarineMax.com, we make available free of charge all of our SEC filings, including our proxy statements, our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K, as well as Form 3, Form 4, and Form 5 reports of our directors, officers, and principal stockholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2014 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at eight and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. The Board of Directors has nominated William H. McGill Jr. and Charles R. Oglesby for election as Class II directors for three-year terms expiring in 2018 or until their respective successors have been elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. Mr. McGill and Mr. Oglesby currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that the nominees will be unable or will decline to serve as directors.

The Board of Directors recommends a vote “for” the nominees named herein.

The following table sets forth certain information regarding our directors.

Name	Age	Position
William H. McGill Jr.	71	Chairman of the Board, President, Chief Executive Officer, and Director
Michael H. McLamb	49	Executive Vice President, Chief Financial Officer, Secretary, and Director
Frances L. Allen	52	Director(1)(2)
Hilliard M. Eure III	78	Director(2)(3)(4)
Clint Moore	67	Director(1)(2)
Charles R. Oglesby	67	Director(1)(3)
Joseph A. Watters	73	Director(1)(3)
Dean S. Woodman	86	Director(1)(2)(3)

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of Nominating/Corporate Governance Committee.

(4)	Lead Director

William H. McGill Jr. has served as the Chief Executive Officer of our company since January 1998 and as the Chairman of the Board and as a director of our company since March 1998. Mr. McGill served as President of our company from January 1998 until September 2000 and re-assumed that position in July 2002. Mr. McGill was the principal owner and president of Gulfwind USA, Inc. from 1973 until its merger with our company in March 1998. Mr. McGill received a BS in Mechanical engineering from the University of Dayton in 1965 and worked for Pratt and Whitney Aircraft, Northrop Nortronics, and Colgate Polmolive prior to Gulfwind Marine. We believe Mr. McGill’s service for more than 16 years as the Chief Executive Officer of our company; his intimate knowledge and experience with all aspects of the business, operations, opportunities, and challenges of our company; and his understanding of our culture, personnel, and strategies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. We also believe that it is customary for the Chief Executive Officer to serve on the Board of Directors.

Michael H. McLamb has served as Executive Vice President of our company since October 2002, as Chief Financial Officer since January 1998, as Secretary since April 1998, and as a director since November 2003. Mr. McLamb served as Vice President and Treasurer of our company from January 1998 until October 2002. Mr. McLamb, a certified public accountant, was employed by Arthur Andersen LLP from December 1987 to December 1997, serving most recently as a senior manager. We believe Mr. McLamb’s long service as our Chief Financial Officer for more than 16 years, his knowledge of the financial and operational aspects of our business, and his experience in public accounting provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Frances L. Allen has served as a director of our company since November 2013. Ms. Allen currently serves as Brand President for Jack in the Box, Inc., franchisor and operator of restaurant chains primarily in the western and southern United States. Prior to joining Jack in the Box, Ms. Allen was Executive Vice President and Chief Marketing Officer for Denny’s Corporation from 2010 to 2014 and was promoted to Chief Brand Officer in 2013. Her prior roles also include managing marketing efforts at Dunkin Donuts from 2007 to 2009, Sony Ericsson Mobile Communications from 2004 to 2007, and PepsiCo from 1998 to 2004. Ms. Allen holds a B.S. in Mathematics with Actuarial Studies from Southampton University in the United Kingdom and completed the Advanced Management Program at Harvard Business School. We believe Ms. Allen’s wealth of experience and expertise in marketing make her well-qualified to serve on our Board of Directors and support our ongoing efforts to grow the MarineMax brand.

Hilliard M. Eure III has served as a director of our company since December 2004. Mr. Eure was Managing Partner of the Tampa Bay office of KPMG (formerly Peat, Marwick, Mitchell & Co.) from July 1977 until 1993. From July 1968 until June 1977, he served as an Audit Partner in the Greensboro, North Carolina and Atlanta offices of KPMG. From 1993 until 2003, he was a consultant for several companies, including serving as President of a beverage retailing company. Since November 2009, he has served on the board of directors of USF Health Professions Conferencing Corporation, which operates the Center for Advanced Medical Learning and Simulation. Mr. Eure previously served as a director of WCI Communities, Inc., a homebuilder whose stock was listed on the New York Stock Exchange. We believe Mr. Eure’s long career in public accounting, his financial, business, and accounting expertise, and his service as a public company director provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Eure qualifies as an audit committee financial expert.

Clint Moore has served as a director of our company since December 2014. Mr. Moore served as President of Volvo Penta of the Americas, a supplier of engines and complete power systems for marine and industrial applications, from 1996 to 2012. His prior roles also include serving as President of the Bassett Boat Company of Florida from 1994 to 1996 and Glastron Boat Company and Larson Boat Company, both divisions of Genmar Corporation at the time, from 1989 to 1994. Mr. Moore began his career in the marine industry with Mercury Marine in 1974, where he ultimately served as Vice President of Sales, Marketing, and Service for all of North America. We believe that his senior management positions with leading companies in the marine industry provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Moore also qualifies as an audit committee financial expert.

Charles R. Oglesby has served as a director of our company since June 2012. Mr. Oglesby served as President and Chief Executive Officer of Asbury Automotive Group, Inc. from March 2007 until February 2011 and as Executive Chairman from February 2011 until July 2011. Mr. Oglesby joined Asbury in February 2002 as President of North Point Automotive Group in Little Rock, Arkansas and in 2004 assumed the additional responsibility of Nalley Automotive Group. Prior to joining North Point, he was President of the San Francisco-based First America Automotive, a 36-dealership group. Asbury Automotive Group is one of the largest automobile retailers in the United States. We believe that Mr. Oglesby’s executive leadership positions and wealth of experience and expertise in growing a business model with strong similarities to our company provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Joseph A. Watters has served as a director of our company since October 2005. Mr. Watters is a private investor. Mr. Watters served as the Chairman of Oceania Cruises, a cruise line, from January 2003 to December 2007. Mr. Watters served as President and Chief Operating Officer of Crystal Cruises from 1994 to 2001. While at Crystal Cruises, Mr. Watters was a member of the International Council of Cruise Lines’ executive committee from 1999 to 2001 and Board of Directors from 1994 to 2001. He was also a member of the Cruise Line International Association’s executive committee from 1995 to 1996 and management committee from 1994 to 2001. Prior to Crystal Cruises, Mr. Watters served as President and Owner of The Watters Group, President of Royal Viking Line from 1985 to 1989, and President of Princess Cruises from 1981 to 1985. Mr. Watters began his cruise line career with Princess Cruises in 1977. We believe that Mr. Watters’ senior management positions with leading companies in the cruise industry, his experience as an investor, and his service as a director of multiple companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Dean S. Woodman has served as a director of our company since September 1999. Since July 1999, Mr. Woodman has served as a consultant to public and private companies specializing in financial assignments, private equity and debt placements, and mergers and acquisitions. Mr. Woodman was a Managing Director of ING Barings LLC (and its predecessor Furman Selz), an international investment banking firm, from July 1989 to June 1999 and a Managing Director in the investment banking group of Hambrecht & Quist from October 1984 to March 1988. Mr. Woodman was a founding partner of Robertson Colman Stephens & Woodman in 1978 and of Woodman, Kirkpatrick & Gilbreath in 1982. Previously, Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years, where he spent 16 years as director of West Coast corporate financing until 1978. Mr. Woodman serves as a director of Medallion Bank, a wholly owned subsidiary of Medallion Financial Corp., a publicly traded commercial finance company. In addition, Mr. Woodman previously served as Chairman of both Woodman Laboratories, Inc., a privately owned consumer products company, and SciClone Pharmaceuticals, Inc., a publicly traded biotechnology company. We believe Mr. Woodman’s long career in investment banking and his experience as an investor in numerous public and private companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Woodman also qualifies as an audit committee financial expert.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Eure, Moore, Oglesby, Watters, Woodman, and Ms. Allen are independent directors, as “independence” is defined by the listing standards of the New York Stock Exchange, because they have no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). Messrs. McGill and McLamb are employee directors and accordingly, are not independent.

Classification of our Board of Directors

Our Board of Directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Messrs. McGill and Oglesby are Class II directors whose terms will expire at the meeting, but have been nominated by our Board of Directors for re-election for three-year terms expiring in 2018. Messrs. Eure, Watters, and Woodman are Class III directors whose terms will expire in 2016. Ms. Allen, Mr. Moore, and Mr. McLamb are Class I directors whose terms will expire in 2017. There are no family relationships among any of our directors.

Committee Charters, Corporate Governance, and Code of Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating/Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website, at www.MarineMax.com, the charters of our Audit, Compensation, and Nominating/Corporate Governance Committees; our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or New York Stock Exchange regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which non-employee directors, meet without the presence or participation of management, with at least one of such sessions including only independent directors. The Lead Director chairs the executive sessions.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, each consisting entirely of independent directors.

The Audit Committee

The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Eure, Moore, Woodman, and Ms. Allen, each an independent director of our company under the New York Stock Exchange rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Mr. Eure serves as the Chairman of the Audit Committee. The Board of Directors has determined that Messrs. Eure, Moore, and Woodman (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

The Compensation Committee

The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determining and approving the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors, or as directed by the Board of Directors determines and approves, the compensation of our other executive officers, and considers the grant of stock-based awards to our executive officers under our 2011 Stock-Based Compensation Plan. The Compensation Committee currently consists of Messrs. Oglesby, Watters, Woodman, Moore, and Ms. Allen, with Mr. Oglesby serving as Chairman.

The Nominating/Corporate Governance Committee

The purpose and responsibilities of the Nominating/Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominating/Corporate Governance Committee currently consists of Messrs. Eure, Oglesby, Watters, and Woodman, with Mr. Watters serving as Chairman. The Nominating/Corporate Governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner consistent with our bylaws and addressed and delivered to our company’s secretary at the address listed herein. The Nominating/Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominating/Corporate Governance Committee are independent, as that term is defined by the listing standards of the New York Stock Exchange.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company. This determination is based on the following factors intended to encourage our employees, including our executive officers, to not take unreasonable risks:

•

For cash incentive compensation, a broad array of performance metrics were used, including a mixture of consolidated and business-specific goals, as well as certain operational and financial metrics, with no single factor receiving an excessive weighting.

•

Relationships between performance metrics and the corresponding compensation payouts intended to mitigate risk by avoiding significant changes in compensation payouts based on relatively small changes in the related performance.

•

A mix of performance-based cash awards and equity based awards is intended to avoid having a relatively high percentage of compensation tied to one element. We believe that equity based awards should reduce risky behavior because these awards are designed to retain employees and are earned over relatively long measurement periods, thereby discouraging risky behavior.

•	A mix of short-term and long-term compensation creates varied time periods for compensation purposes.

•	A reasonable degree of difficulty is set for performance targets for the cash incentive compensation.

•	Minimum stock ownership guidelines for our non-employee directors to, among other things, encourage them to act in a more risk-averse manner to avoid a significant decrease in their net worth.

•

Our Compensation Committee and Board of Directors oversee our compensation programs. We believe this mitigates risk by empowering a group of independent directors with substantial experience and expertise who owe fiduciary duties to act in the best interests of our stockholders.

•	Advice from outside advisors who are knowledgeable regarding structuring various compensation policies and their associated risks.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, stock repurchases, debt and equity placements, and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risks. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Compensation Committee considers the risks that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominating/Corporate Governance Committee oversees governance related risks, such as board independence, conflicts of interests, and management succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, gender, sexual orientation, disability, or any other basis prohibited by law. The assessment of directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held or currently hold high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background sets forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our company.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of the board by not requiring the separation of the roles of Chairman of the Board and Chief Executive Officer.

Our Board of Directors currently believes that it is in the best interests of our company to have our Chief Executive Officer also serve as the Chairman of the Board. Our Chairman and Chief Executive Officer provides strong, clear, and unified leadership that is critical in our relationships with our stockholders, employees, customers, suppliers, and other stakeholders. The extensive knowledge of the Chief Executive Officer regarding our operations and industries and the markets in which we compete uniquely positions him to identify strategies and prioritize matters for board review and deliberation. Additionally, we believe the combined role of Chairman and Chief Executive Officer facilitates centralized board leadership in one person, so there is no ambiguity about accountability. The Chief Executive Officer serves as a bridge between management and the board, ensuring that both groups act with a common purpose. This structure also eliminates conflict between two leaders and minimizes the possibility of two spokespersons sending different messages.

The board does not believe that combining the position creates significant risks, including any risk that the Chairman and Chief Executive Officer will have excessive or undue influence over the agenda or deliberations of the board. We believe we have effective and active oversight by experienced independent directors and independent committee chairs, and the independent directors meet together in executive session at virtually every board meeting. We also have established a position of Lead Director who performs many of the duties that would be performed by an independent board chair. We currently select, on an annual basis, one of our independent directors to serve as Lead Director for the year. Mr. Eure currently serves as our Lead Director and he has extensive business experience which benefit him in this role.

The Chairman of the Board provides guidance to the board; facilitates an appropriate schedule for board meetings; sets the agenda for board meetings; presides over meetings of the board; and facilitates the quality, quantity, and timeliness of the flow of information from management that is necessary for the board to effectively and responsibly perform its duties.

The Chief Executive Officer is responsible for the day-to-day leadership of our company and setting our company’s strategic direction.

The Lead Director’s duties include presiding over executive sessions of our independent directors; serving as a liaison between the non-employee directors, the Chief Executive Officer and the Chairman of the Board; chairing meetings of the Board of Directors in the absence of the Chairman of the Board; reviewing the agenda for each meeting of the Board of Directors; consulting with the Chairman of the Board and the Chief Executive Officer on matters relating to corporate governance and the performance of the Board of Directors; and facilitating teamwork and communication between the non-employee directors and management.

Director and Officer Hedging and Pledging

We have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. Additionally, we have a policy prohibiting directors and officers from pledging of shares.

Stock Ownership Guidelines

Our Board of Directors believes that the alignment of directors’ interests with those of our stockholders is strengthened when board members are also stockholders. Therefore, our Board of Directors has adopted minimum stock ownership guidelines under which non-employee directors are expected to acquire shares of our company’s common stock with a value at least equal to the annual retainer paid for serving on the board. Non-employee directors are expected to satisfy at least the minimum guidelines beginning on the later of five years following (i) the date the guidelines were adopted (December 9, 2011) or (ii) the date the individual becomes a non-employee director. This program is designed to ensure that directors acquire a meaningful ownership interest in our company during their tenure on the board. We expect that all of our non-employee directors will at least comply with these minimum guidelines within the time period described above.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended September 30, 2014, our Compensation Committee consisted of Messrs. Oglesby, Watters, Woodman, and Ms. Allen. None of these individuals had any contractual or other relationships with us during their terms as directors during the fiscal year except as directors.

Board and Committee Meetings

Our Board of Directors held a total of six meetings during the fiscal year ended September 30, 2014. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member.

During the fiscal year ended September 30, 2014, the Audit Committee held eight meetings; the Compensation Committee held five meetings; and the Nominating/Corporate Governance Committee held four meetings.

Annual Meeting Attendance

We encourage our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practical, we generally schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. All of our directors attended our annual meeting of stockholders last year.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of MarineMax, Inc. at the address listed herein c/o any specified individual director or directors. Any such letters are forwarded to the relevant directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Philosophy

Our Board of Directors has appointed a Compensation Committee, consisting solely of independent members of the Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine or recommend to the Board of Directors the compensation of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors, or as directed by the Board of Directors determines and approves, the compensation of our other executive officers. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals as they exist from time to time.

Our compensation program for executive officers consists primarily of base salaries, cash incentive bonuses, cash discretionary bonuses, and long-term incentives in the form of stock-based awards, which may include time-based or performance-based stock options, shares of restricted common stock, restricted stock units, or RSUs, or a combination thereof. Executives also participate in various other benefit plans, including medical and retirement plans that generally are available to all of our employees. We consider each element of compensation collectively with other elements of compensation when establishing the various forms, elements, and levels of compensation.

Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. Our executive base salaries were generally at or below those of our peer companies taking into account the possibility of the receipt by our executives of cash performance-based incentive bonuses. Cash incentive bonuses are designed to reward individuals for performance based on certain aspects of our company’s financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Grants of stock-based awards are intended to result in limited rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our stockholders in general benefit from stock price appreciation. Grants of stock-based awards also are intended to align compensation with the price performance of our common stock. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. As a result of our performance-based philosophy to compensation, compensation levels may vary significantly from year to year and among our various executive officers. In general, we expect the compensation level of our Chief Executive Officer will be higher than that of our other executive officers assuming relatively equal achievement of performance targets.

We believe that the overall compensation levels for our executive officers, including our named executive officers, are in alignment with our pay-for-performance philosophy and have been consistent with our performance. At our 2014 Annual Meeting of Stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our named executive officers described in our proxy statement related to our 2014 Annual Meeting of Stockholders. Holders of approximately 20.9 million of our outstanding shares voted “for” such advisory say-on-pay proposal, representing approximately 99% of the votes cast on the say-on-pay proposal. Our Compensation Committee and our Board of Directors considered these final vote results and determined that, given the significant level of support, no material changes to our executive compensation philosophy, policies, and practices were necessary based on such vote results.

Role of the Compensation Committee and Chief Executive Officer

At the request of our Compensation Committee, our Chief Executive Officer generally attends a portion of our Compensation Committee meetings, including meetings at which our compensation consultants may be present. This enables our Compensation Committee to review with our Chief Executive Officer the corporate and individual goals that he regards as important to achieve our overall goals. Our Compensation Committee also requests our Chief Executive Officer to assess the performance of, and our goals and objectives for, the other executives. Although the participation of the Chief Executive Officer could influence goals, performance targets, and objectives, including his own, the Compensation Committee rather than our Chief Executive Officer makes all final determinations or board recommendations regarding setting individual and corporate goals, targets, objectives, and performance against such goals and targets.

The Compensation Committee reviews and approves or recommends to the full board the compensation of our Chief Executive Officer and our other executive officers. Annually, our Compensation Committee evaluates the performance of our Chief Executive Officer and approves or recommends to our Board of Directors the compensation of our Chief Executive Officer in light of the goals and objectives of our compensation program for that year. Our Compensation Committee together with our Chief Executive Officer annually assesses the performance of our other executive officers. Based on recommendations from our Chief Executive Officer and the determinations of our Compensation Committee, our Compensation Committee approves or makes recommendations to our Board of Directors regarding the compensation of our other executive officers.

Compensation Surveys and Compensation Consultants

In determining compensation levels, we periodically review compensation levels of companies that we deem to be similar to our company, competitive factors to enable us to attract executives from other companies, and compensation levels that we deem appropriate to retain and motivate our executives. We use peer group information as a point of reference, but do not benchmark or target our compensation levels against our peer group.

From time to time, we retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies. The Compensation Committee makes all determinations regarding the engagement, fees, and services of our compensation consultants; our compensation consultants report directly to our Compensation Committee; and our compensation consultants do not perform any other services for our company.

Base Salary

We set base salaries at a level we believe to be sufficient to attract, retain, and motivate our executives taking into account the fact that our executives have the opportunity to receive significant incentive compensation if they are able to achieve performance goals set from time to time. Base salaries for executive officers are established based on an executive’s position, responsibilities, skills, and experience. In determining base compensation, we also take into account individual performance and contributions, future potential, competitive salary levels for comparable positions at other companies, salary levels relative to other positions within our company, and corporate needs. The Compensation Committee’s evaluation of the foregoing factors is subjective, and the Compensation Committee does not assign a particular weight to any factor. Our base salaries tend to be lower than those of our peer companies that do not place as much emphasis as we do on paying for performance.

Cash Incentive Compensation

Cash incentive compensation represents an important component of our overall executive compensation. Our cash incentive compensation is intended to reflect our pay-for-performance philosophy. We establish objective performance criteria when setting performance goals for the cash incentive compensation program for a particular year. The performance criteria may include a wide range of factors, including pretax income for our consolidated company or on a regional basis, customer satisfaction index, specific performance metrics, stock price performance, achievement of targeted results for various company operations, expense management, market share, inventory management, earnings before interest, taxes, depreciation, and amortization, operating margin, working capital, cash, cash management, and debt-to-equity ratio. The performance criteria vary on a year-to-year and executive-by-executive basis depending on the goals then deemed important for our company as a whole and for the particular executive officer and may be established for all or a portion of a year or for multiple years. We attempt to set each of our performance goals at a level that can be realistically achieved, but at a level that is challenging and consistent with achieving the desired corporate goal. In establishing performance goals, our Compensation Committee also may take into consideration prevailing as well as expected future economic conditions affecting our company’s business and industry. Our Compensation Committee, following its review of the mathematical computations prepared by our company and the corresponding report thereon from our internal audit department, determined that our executive officers satisfied 69% of their performance goals for fiscal 2012, 83% of their performance goals for fiscal 2013, and 67% of their performance goals for fiscal 2014.

Grants of Stock-Based Awards

We strongly believe in utilizing our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock-based awards to our executive officers enable those executives to benefit from a significant position in our common stock. We have no ongoing policy for allocating among different types of stock-based awards. Therefore, we maintain the flexibility to grant each type of stock-based award. Among other factors, the amount and type of stock-based awards granted takes into account stock-based awards previously granted to an individual. Stock based compensation typically vests over a period of years to encourage executive retention and emphasize long-term performance and may also include specific performance metrics to be earned. Our Board of Directors grants stock-based awards at regularly scheduled meetings of the board after reviewing allocations recommended by the Compensation Committee following advice from the committee’s compensation consultants, an analysis of peer companies, specific goals to be achieved, and a wide range of other factors. See “Executive Compensation — Summary Compensation Table.”

Other Benefits

Executive officers are eligible to participate in benefit programs designed for all of our full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

Deductibility of Executive Compensation

We take into account the tax effect of our compensation. Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation in excess of $1.0 million paid to each of any publicly held corporation’s chief executive officer and four other most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. Qualifying performance-based compensation is not subject to the deduction limits if certain requirements are met. We currently intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m), including such awards granted pursuant to our 2011 Stock-Based Compensation Plan and Incentive Compensation Program.

Accounting Considerations

We account for stock-based awards in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 “Compensation — Stock Compensation” (ASC 718). In determining stock-based awards, we consider the potential expense of those grants under ASC 718 and the impact on our earnings per share.

Policies for the Pricing and Timing of Stock-Based Grants

We set the price of all stock-based awards at the closing price of our stock on the New York Stock Exchange on the date of grant. We grant the stock-based compensation at regularly scheduled meetings each year. In the case of new hires, we generally grant stock-based awards on start dates, which are determined by the date the employee reports for service.

Employment Agreements

Each of Messrs. McGill and McLamb is a party to an employment agreement with us, which provides for designated base salaries plus incentive compensation based on the performance of our company and the employees as determined by our Board of Directors. Each of the employment agreements provides for benefits in the event of certain changes in control of our company. These arrangements have no effect on our compensation arrangements absent a change in control. See “Executive Compensation — Employment Agreements.”

Fiscal 2014 Compensation

Summary

We worked with our executive compensation consultants in connection with our fiscal 2014 incentive compensation program to maintain our long-standing pay-for-performance philosophy. Our base salaries for our named executive officers for fiscal 2014 generally were at the 50th percentile level or lower for our peer companies. Our base salaries for the named executive officers reported in both periods increased a total of 7% from fiscal 2013 levels. We increased the base salary of our Chief Executive Officer to be a more competitive salary as compared to our peer companies. Overall cash compensation for our named executive officers reported in both periods decreased 5% from fiscal 2013 levels. Stock-based compensation for our named executive officers reported in both periods increased 8% from fiscal 2013.

Compensation Consultants

We engaged Compensia, Inc. to assist us in connection with our fiscal 2014 incentive compensation program. Compensia also assisted us in determining an appropriate group of peer companies. As a result of the absence of comparable direct competitors, the peer group was drawn from specialty retail companies. These peer companies consist of America’s Car-Mart, Arctic Cat, Bassett Furniture Industries, Big 5 Sporting Goods, Blue Nile, Callaway Golf, Citi Trends, Destination XL Group, Haverty Furniture, Johnson Outdoors, Jos. A. Bank Clothiers, Kirkland’s, Movado Group, Nautilus, Steinway Musical, West Marine, Winnebago Industries, and Zumiez. Compensia utilized the same market data for these peer company comparisons as provided for fiscal 2013 as there were not significant changes in this data from the prior year.

Base Salaries

Our named executive officers received base compensation for fiscal 2014 in accordance with their respective fiscal 2013 compensation plans as recommended by the Compensation Committee and approved by the Board of Directors. We increased the base salaries of Messrs. McGill, W. Brett McGill, and Cashman by $30,000, 25,000, and $25,000, respectively. The base salaries of our other named executive officers remained unchanged in fiscal year 2014 from fiscal year 2013. In accordance with our pay-for-performance philosophy, our base compensation levels for our named executive officers for fiscal 2014 were generally at or below those of our peer companies.

Incentive Compensation

For fiscal 2014, we established individual cash compensation plans for Messrs. McGill, McLamb, W. Brett McGill, Cashman, and Ms. Day.

The cash compensation plans had targeted incentive cash compensation of 100%, 65%, and 25% of base salaries for Mr. McGill, Mr. McLamb and Ms. Day, respectively. These plans had two primary elements: the first element was a target bonus amount based on the level of adjusted net income achieved and the second element tied the pay-out of the target bonus amount to the achievement of individual performance objectives.

Under the first element, our adjusted net income, which equals our net income plus stock-based compensation and excludes unusual items, was targeted at $12.0 million. For every dollar above the targeted $12.0 million, 10% went into a bonus pool to be distributed ratably. The payouts from this bonus pool to the individuals was determined by the amount of cash compensation each received during the fiscal year relative to the sum of all cash compensation for all officers. As our adjusted net income was $13.2 million the bonus pool was 10% of $1.2 million, or $122,000. This bonus pool was then split among Mr. McGill, Mr. McLamb, Mr. W. Brett McGill, Mr. Cashman and Ms. Day as follows: 39% of the bonus pool (or $47,000) went to Mr. McGill; 20% of the bonus pool (or $24,500) went to Mr. McLamb, 15% of the bonus pool (or $18,000) went to Mr. W. Brett McGill, 11% of the bonus pool (or $14,500) went to Mr. Cashman, and 15% of the bonus pool (or $18,000) went to Ms. Day.

Under the second element, each individual performance objective bonus could be earned as long as at least 75% of the objective was achieved. For achievement above 75%, the earned amount was adjusted proportionately. We have not disclosed below the quantitative individual performance objectives for this second element of the performance objective bonus because we believe that such disclosure would cause us competitive harm. At the time of setting these individual performance objectives, the Compensation Committee believed that achieving these objectives would be challenging. This belief ended up being accurate as demonstrated by the achievement of some, but not all, of the objectives (as disclosed in further detail below). In addition, while discretionary bonuses not related to the stated performance goals were granted to Mr. W. Brett McGill and Mr. Cashman (as disclosed in more detail below), there is no discretion to grant awards for the stated performance goals if the stated performance goals are not met.

The individual performance objectives for Mr. McGill consisted of achieving an inventory aging target; a leverage target; a selling, general, and administrative expense target; pretax targets for our company’s charter initiative; a Sea Ray market share target; a customer satisfaction target; and a net income plus stock based compensation target; weighted 20%, 15%, 15%, 10%, 10%, 10%, and 20%, respectively, and each measured semi-annually. Mr. McLamb’s individual performance objectives consisted of achieving an inventory aging target; a leverage target; a selling, general, and administrative expense target; pretax targets for our company’s charter initiative; a Sea Ray market share target; a customer satisfaction target; a net income plus stock based compensation target; and an interest expense target; weighted 20%, 15%, 20%, 5%, 10%, 5%, 20%, and 5%, respectively, and each measured semi-annually. The individual performance objectives for Ms. Day consisted of achieving a selling, general, and administrative expense target; a customer satisfaction target; and a net income plus stock based compensation target; weighted 40%, 40%, and 20%, respectively, and each measured semi-annually.

The plan for both Mr. W. Brett McGill and Mr. Cashman is based upon each achieving individual performance objectives and provided for cash bonus compensation paid monthly based on the pretax earnings derived from the region that each manages. Based on these pretax earnings each could receive an improvement bonus of 3% for every dollar in excess of the prior year pretax earnings and each could receive a pretax bonus of 2% for every dollar of the pretax earnings. As both the improvement and pretax bonus is calculated monthly no bonus is paid if a region’s pretax earnings fall behind the pretax earnings for the prior year, on a cumulative basis. Additionally, 25% of both the improvement and pretax bonus is withheld and paid out based on each achieving an inventory aging target and a customer satisfaction target, weighted 60% and 40%, respectively, and each measured semi-annually. The inventory aging target and customer satisfaction target can be obtained proportionately as long as 75% of the objective is achieved and may also be proportionately increased if the objective is exceeded. The total cash payouts that would exceed $500,000 for Mr. W. Brett McGill and Mr. Cashman would take the form of time-based RSUs with a three year cliff vesting term. The RSU’s are determined by taking 50% of each respective cash payout exceeding $500,000 and dividing that amount by the average closing stock price over the last 180 days.

For each of our named executive officers the following individual performance objectives were satisfied as follows: the inventory aging target was not satisfied for both the first and second half of fiscal 2014; the leverage target was satisfied for both the first and second half of fiscal 2014; the selling, general, and administrative expense target was satisfied for both the first and second half of fiscal 2014; the pretax targets for our company’s charter initiative was not satisfied for the first and second half of fiscal 2014; the Sea Ray market share target was satisfied for both the first and second half of fiscal 2014; the customer satisfaction target was satisfied for both the first and second half of fiscal 2014; the net income plus stock based compensation target was not satisfied for the first half of 2014 and was satisfied for the second half of fiscal 2014; and the interest expense target was satisfied for both the first and second half of fiscal 2014. Mr. W. Brett McGill and Mr. Cashman each received a cash bonus based on their respective regions’ pretax earnings and improvement thereof for fiscal 2014. Therefore, each of our named executive officers received cash bonuses based on these performance objectives that were achieved. The performance objective targets that were not satisfied were missed by greater than 75%. Mr. W. Brett McGill and Mr. Cashman did not achieve a bonus pool payout that exceeded $500,000. Mr. W. Brett McGill and Mr. Cashman did receive a discretionary bonus of $30,000 and $50,000, respectively.

Stock-Based Awards

For fiscal 2014, our stock-based incentive compensation grants for our named executive officers took the form of time-based stock options. The time-based stock options cliff vest after three years beginning on the date of grant. Our Board of Directors granted time-based stock options for the following number of shares of common stock to the following executive officers: 80,000 to Mr. McGill; 40,000 to Mr. McLamb; 25,000 to Mr. W. Brett McGill; 25,000 to Mr. Cashman; and 22,000 to Ms. Day.

CEO Compensation

For fiscal 2014, the Compensation Committee evaluated the factors described above in recommending the base salary and incentive compensation of William H. McGill Jr., our Chairman, President, and Chief Executive Officer. See “Executive Compensation — Employment Agreements.”

Section 162(m)

Our compensation arrangements with any of our executive officers did not exceed the limits on deductibility under Section 162(m) during our fiscal year ended September 30, 2014.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

The following table sets forth, for the fiscal years ended September 30, 2012, September 30, 2013, and September 30, 2014, information regarding compensation for services in all capacities to us and our subsidiaries received by our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total(7)
William H. McGill Jr.	2014	$550,000	$0	$0	$455,603	$342,040	$3,125	$1,350,768
Chairman of the Board, President and Chief Executive Officer	2013	$520,000	$0	$0	$420,767	$340,651	$3,125	$1,284,543
	2012	$500,000	$0	$118,400	$295,344	$330,331	$2,370	$1,246,445
Michael H. McLamb	2014	$315,000	$0	$0	$227,801	$145,565	$3,125	$691,491
Executive Vice President, Chief Financial Officer, and Secretary	2013	$315,000	$0	$0	$210,384	$133,153	$3,125	$661,662
	2012	$265,000	$0	$59,200	$147,672	$203,350	$3,442	$678,664
Charles A. Cashman	2014	$200,000	$50,000	$0	$142,376	$73,911	$2,377	$468,664
Vice President of East Operations(8)	2013	$175,000	$0	$0	$131,490	$246,500	$3,125	$556,115
	2012	$—	$—	$—	$—	$—	$—	$—
W. Brett McGill	2014	$200,000	$30,000	$0	$142,376	$147,367	$0	$519,743
Vice President of West Operations(8)	2013	$175,000	$0	$0	$131,490	$245,407	$0	$551,897
	2012	$—	$—	$—	$—	$—	$—	$—
Paulee C. Day	2014	$260,000	$0	$0	$125,291	$76,976	$2,205	$464,472
Vice President and General Counsel(8)	2013	$—	$—	$—	$—	$—	$—	$—
	2012	$250,000	$0	$20,720	$63,288	$10,987	$2,346	$347,341

(1)	The base salaries set forth in this column reflect any base salary adjustments for all of our 2012, 2013, and 2014 fiscal years for each of the named executive officers.

(2)	Discretionary bonuses were paid to Mr. W. Brett McGill and Mr. Cashman in 2014.

(3)	The amounts shown in this column represent the grant date fair value of RSU awards determined in accordance with FASB ASC Topic 718 “Compensation — Stock Compensation,” (“ASC 718”) excluding the effects of forfeitures. We determine the grant date fair value of each RSU award using the closing price of our common stock on the date of grant and recognize the compensation expense over the vesting period. We determine the grant date fair value of each RSU award with market conditions by utilizing a Monte Carlo simulation embedded in a lattice model on the date of grant and recognize the compensation expense over the vesting period. Each named executive officer forfeits the unvested portion, if any, of the officer’s RSUs if the officer’s service to our company is terminated for any reason, except as may otherwise be determined by the Board of Directors or as provided in an employment agreement. For further information on these awards, see the Grants of Plan-Based Awards table of this proxy statement.

(4)	The amounts shown in this column reflect the grant date fair value of stock option awards determined in accordance with ASC 718, excluding the effects of forfeitures. The assumptions used in determining the grant date fair value of stock option awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended September 30, 2014. We estimated the grant date fair value of each stock option award on the date of grant using the Black-Scholes option pricing model and recognize the compensation expense over the vesting period. See Note 11 to the Consolidated Financial Statements in our Form 10-K for the year ended September 30, 2014 for a discussion of the relevant assumptions used in determining the grant date fair value of our stock option awards pursuant to ASC 718. Each named executive officer forfeits the unvested portion, if any, of the officer’s stock options if the officer’s service to our company is terminated for any reason, except as may otherwise be determined by the Board of Directors or as provided in an employment agreement. For further information on these awards, see the Grants of Plan-Based Awards table of this proxy statement.

(5)	The amounts shown in this column constitute payments made under our fiscal 2012, fiscal 2013, and fiscal 2014 executive incentive bonus program. See “Compensation Discussion and Analysis” for more information regarding our fiscal 2014 incentive compensation program.

(6)	Represents amounts paid to each named executive officer for the employer matching portion of our 401(k) plan.

(7)	The dollar value in this column for each named executive officer represents the sum of all compensation reflected in the previous columns.

(8)	Mr. Cashman’s and Mr. W. Brett McGill’s fiscal 2012 compensation are not shown because neither was a named executive officer in fiscal 2012. Ms. Day’s fiscal 2013 compensation is not shown as she was not a named executive officer in fiscal 2013.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards to the named executive officers for the fiscal year ended September 30, 2014.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)

Name	Grant Date
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William H. McGill Jr.	11/7/13	$0	$275,000	N/A	—	—	—	80,000	—	$15.80	$455,603
Michael H. McLamb	11/7/13	$0	$102,375	N/A	—	—	—	40,000	—	$15.80	$227,801
Charles A. Cashman	11/7/13	$0	$150,000	N/A	—	—	—	25,000	—	$15.80	$142,376
W. Brett McGill	11/7/13	$0	$150,000	N/A	—	—	—	25,000	—	$15.80	$142,376
Paulee C. Day	11/7/13	$0	$32,500	N/A	—	—	—	22,000	—	$15.80	$125,291

(1)	Represents potential threshold, target, and maximum performance-based compensation under our fiscal 2014 incentive compensation program. As noted in our 2011 Stock-Based Compensation Plan, the maximum amount that may be payable to any one participant as a performance award (payable in cash) is $5,000,000 per calendar year. The maximum related to the adjusted net income bonus for Messrs. McGill, McLamb, and Ms. Day can be increased by their share of the bonus pool which is equal to 10% of the adjusted net income above $12.0 million. The target related to the pretax earnings and improvement bonuses for Messrs. W. Brett McGill and Cashman can be increased or decreased based on the pretax earnings derived from the region that each manages. No threshold or maximum amount existed for the pretax earnings and improvement bonuses. Actual payments are reflected in the Summary Compensation table, and there are no future payouts related to these awards. Our fiscal 2014 executive incentive compensation program is discussed under “Compensation Discussion and Analysis — Fiscal 2014 Compensation — Incentive Compensation.”

(2)	These stock option awards were granted under our 2011 Stock-Based Compensation Plan and cliff vest after three years.

(3)	The amounts shown in this column represent the grant date fair value for stock option awards granted to our named executive officers during the covered year calculated in accordance with ASC 718, excluding the effects of forfeitures. The assumptions used in determining the grant date fair value of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended September 30, 2014. There were no forfeitures during fiscal 2014. We calculated the estimated value of each award based on the closing stock price of our common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding equity-based awards held by our named executive officers at September 30, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options(1)(2)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable	Unexercisable
William H. McGill Jr	11/7/2013	—	80,000	—	$15.80	11/7/2023	—	—	—	—
	11/20/2012	48,888	31,112	—	$7.48	11/20/2022	—	—	—	—
	11/18/2011	66,111	3,889	—	$6.10	11/18/2021	—	—	—	—
	11/18/2010	58,000	—	—	$7.54	11/18/2020	—	—	—	—
	12/08/2009	63,600	—	—	$7.00	12/08/2019	—	—	—	—
	11/20/2008	35,000	—	—	$2.81	11/20/2018	—	—	—	—
	11/20/2008	75,000	—	—	$2.81	11/20/2018	—	—	—	—
Michael H. McLamb	11/7/2013	—	40,000	—	$15.80	11/7/2023	—	—	—	—
	11/20/2012	24,444	15,556	—	$7.48	11/20/2022	—	—	—	—
	11/18/2011	33,055	1,945	—	$6.10	11/18/2021	—	—	—	—
	11/18/2010	29,000	—	—	$7.54	11/18/2020	—	—	—	—
	12/08/2009	24,000	—	—	$7.00	12/08/2019	—	—	—	—
	11/20/2008	17,500	—	—	$2.81	11/20/2018	—	—	—	—
	11/20/2008	25,000	—	—	$2.81	11/20/2018	—	—	—	—
Charles A. Cashman	11/7/2013	—	25,000	—	$15.80	11/7/2023	—	—	—	—
	11/20/2012	15,277	9,723	—	$7.48	11/20/2022	—	—	—	—
	11/18/2011	16,527	973	—	$6.10	11/18/2021	—	—	—	—
W. Brett McGill	11/7/2013	—	25,000	—	$15.80	11/7/2023	—	—	—	—
	11/20/2012	15,277	9,723	—	$7.48	11/20/2022	—	—	—	—
	11/18/2011	972	973	—	$6.10	11/18/2021	—	—	—	—
	11/18/2010	5,000	—	—	$7.54	11/18/2020	—	—	—	—
Paulee C. Day	11/7/2013	—	22,000	—	$15.80	11/7/2023	—	—	—	—
	11/20/2012	10,694	6,806	—	$7.48	11/20/2022	—	—	—	—
	11/18/2011	14,166	834	—	$6.10	11/18/2021	—	—	—	—
	02/10/2011	5,000	—	—	$9.13	02/10/2021	—	—	—	—
	11/18/2010	5,500	—	—	$7.54	11/18/2020	—	—	—	—

(1)	The stock options granted prior to November 7, 2013 have 10-year option terms and vest at 1/36 per month beginning on the applicable grant date. Stock options granted on or after November 7, 2013 have 10-year option terms and cliff vest after three years.

(2)	The stock options granted to Messrs. McGill and McLamb in the amounts of 35,000 and 17,500, respectively, that are fully exercisable with a grant date of November 20, 2008 are performance based related to inventory management and were deemed earned during 2012.

Option Exercises and Stock Vested

The following table describes, for the named executive officers, the number of shares acquired on the exercise of options and vesting of stock awards and the value realized on exercise of options and vesting of stock awards during fiscal 2014.

OPTION EXERCISES AND STOCK VESTING

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William H. McGill Jr.	25,000	$379,650	40,000	$677,200
Michael H. McLamb	6,581	$80,645	20,000	$338,600
Charles A. Cashman	21,668	$208,892	8,000	$135,440
W. Brett McGill	32,555	$322,828	8,000	$135,440
Paulee C. Day	14,000	$129,602	7,000	$118,510

For option awards, the value realized is computed as the difference between the market price on the date of exercise and the exercise price times the number of options exercised. For stock awards, the value realized is computed as the market price on the later of the date the restrictions lapse or the delivery date times the number of shares vested.

Pension Benefits and Nonqualified Deferred Compensation

We do not offer a pension plan to any of our employees. We do not offer a nonqualified deferred compensation plan to any of our employees. Employees meeting certain requirements may participate in our 401(k) plan.

1998 Incentive Stock Plan

On April 5, 1998 and April 30, 1998, respectively, our Board of Directors adopted and our stockholders approved the MarineMax, Inc. 1998 Incentive Stock Plan, or the 1998 Plan. The 1998 Incentive Stock Plan was amended by the Board of Directors during May 1998 and November 2000, and our stockholders approved the November 2000 amendment during February 2001. Our Board of Directors further amended the 1998 Incentive Stock Plan during December 2004. The plan provided for the grant of incentive and nonqualified stock options to acquire our common stock, the direct grant of common stock, the grant of stock appreciation rights, or SARs, and the grant of other cash awards to key personnel, directors, consultants, independent contractors, and others providing valuable services to our company and our subsidiaries.

The plan authorized the issuance of a maximum amount of shares of common stock equal to the lesser of 4,000,000 shares or the sum of (1) 20% of the then-outstanding shares of common stock of our company, plus (2) the number of shares exercised with respect to any awards granted under the plan.

Upon the approval by our stockholders of our 2007 Incentive Compensation Plan during February 2007, any shares that were not subject to an outstanding award under the 1998 Incentive Stock Plan became available for issuance under our 2007 Incentive Compensation Plan. Accordingly, at that time, we ceased making new grants under the 1998 Incentive Stock Plan.

2007 Incentive Compensation Plan

Our 2007 Incentive Compensation Plan, or the 2007 Plan, was designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The terms of the 2007 Plan provided for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards, and performance awards that may be settled in cash, stock, or other property. Upon the approval by our stockholders of our 2011 Stock-Based Compensation Plan in January 2011, we ceased making new grants under the 2007 Plan.

2011 Stock-Based Compensation Plan

Our 2011 Stock-Based Compensation Plan, or the 2011 Plan, was adopted by our Board of Directors in November 2010 and approved by our stockholders in January 2011. During February 2013, our stockholders approved a proposal to amend the 2011 Plan to increase the 1,200,456 share threshold by 1,000,000 shares to 2,200,456 shares. The 2011 Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

The terms of the 2011 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards, and performance awards that may be settled in cash, stock, or other property.

Subsequent to the February 2013 amendment described above, the total number of shares of our common stock that may be subject to awards under the 2011 Plan is equal to 2,000,000 shares, plus: (i) any shares available for issuance and not subject to an award under the 2007 Plan, which was 200,456 shares at the time of approval of the 2011 Plan; (ii) the number of shares with respect to which awards granted under the 2011 Plan and the 2007 Plan terminate without the issuance of the shares or where the shares are forfeited or repurchased; (iii) with respect to awards granted under the 2011 Plan and the 2007 Plan, the number of shares that are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2011 Plan and the 2007 Plan. As of September 30, 2014, there were 1,350,709 shares of common stock available for issuance under the 2011 Plan.

The 2011 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code of 1986. Under these limitations, no more than 50% of the total number of shares of our common stock reserved for issuance under the 2011 Plan may be granted to an individual during any fiscal year pursuant to awards granted under the 2011 Plan. The maximum amount that may be payable to any one participant as a performance award (payable in cash) is $5,000,000 per calendar year.

No outstanding options may be repriced without stockholder approval (that is, we cannot amend an outstanding option to lower the exercise price or exchange an outstanding option for a new option with a lower exercise price). In addition, the 2011 Plan prohibits us from exchanging an outstanding option with an exercise above the then current fair market value of our common stock for cash, other awards, or other property.

In the event that a stock dividend, forward or reverse split, merger, consolidation, combination, or other similar corporate transaction or event affects our common stock, then the plan administrator will substitute, exchange, or adjust any or all of the following in a manner that precludes the enlargement or dilution of rights and benefits: (1) the kind and number of shares available under the 2011 Plan; (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph; (3) the kind and number of shares subject to all outstanding awards; (4) the exercise price, grant price, or purchase price relating to any award; and (5) any other affected terms of awards.

In the event that a dividend or other distribution (whether in cash or other property, but excluding a stock dividend), recapitalization, reorganization, spin-off, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock or our other securities or the securities of any other issuer, so that an adjustment, substitution, or exchange is determined to be appropriate by the plan administrator, then the plan administrator is authorized to adjust any or all of the following as the plan administrator deems appropriate: (1) the kind and number of shares available under the 2011 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards: (4) the exercise price, grant price, or purchase price relating to any award, and (5) any other affected terms of awards.

The persons eligible to receive awards under the 2011 Plan consist of officers, directors, employees, and independent contractors. However, incentive stock options may be granted under the 2011 Plan only to our employees, including our officers who are employees.

Our Board of Directors will administer the 2011 Plan unless it delegates administration of the 2011 Plan to one or more committees of our Board of Directors. Together, our Board of Directors and any committee(s)

delegated to administer the 2011 Plan are referred to as the plan administrator. If a committee is delegated to administer the 2011 Plan, then the committee members may be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by the New York Stock Exchange or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the 2011 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2011 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2011 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.

The plan administrator, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the 2011 Plan and all awards shall become fully vested, exercisable and all restrictions shall lapse upon a change in control that is not approved by our Board of Directors. In addition, the plan administrator may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without “cause” or terminates for “good reason” as defined in the 2011 Plan.

To the extent we undergo a corporate transaction (as defined in the 2011 Plan), the 2011 Plan provides that outstanding awards may be assumed, substituted for, or continued in accordance with their terms. If the awards are not assumed, substituted for, or continued, to the extent applicable, such awards will terminate immediately prior to the close of the corporate transaction. The plan administrator may, in its discretion, either cancel the outstanding awards in exchange for a cash payment or vest all or part of the awards contingent on the corporate transaction. With respect to a corporate transaction which is not a change in control, awards under the 2011 Plan must be assumed, continued, or substituted for.

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2011 Plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our Board of Directors or any amendment for which stockholder approval is required by law or the primary stock exchange on which our common stock trades. Unless earlier terminated by our Board of Directors, the 2011 Plan will terminate on the earlier of: (1) ten years after the later of (a) the adoption by our Board of Directors of the 2011 Plan and (b) the approval of an increase in the number of shares reserved under the 2011 Plan by our Board of Directors (contingent upon such increase being approved by our stockholders) or (2) such time as no shares of our common stock remain available for issuance under the 2011 Plan and no further rights or obligations with respect to outstanding awards are outstanding under the 2011 Plan. Amendments to the 2011 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

The 2011 Plan is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards, or any other type of award. To the extent permitted by applicable law and New York Stock Exchange requirements, we may issue any other options, warrants, or awards other than pursuant to the 2011 Plan with or without stockholder approval.

As of September 30, 2014, there were outstanding issued but unexercised options to acquire 2,226,319 shares of our common stock at an average exercise price of $11.70 per share under the 2007 Plan and the 2011 Plan.

Employee Stock Purchase Plan

During 1998, we adopted and our stockholders approved the 1998 Employee Stock Purchase Plan, or 1998 ESPP, which provided for the issuance of up to 750,000 shares of common stock. The 1998 ESPP expired in 2008.

Our Board of Directors adopted and our stockholders approved the 2008 Employee Stock Purchase Plan, or 2008 ESPP, in 2008. Our 2008 ESPP is designed to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code and is intended to offer financial incentives for employees to purchase our common stock. The 2008 ESPP is administered by a committee of the Board of Directors. The 2008 ESPP will remain in effect until December 31, 2018.

We believe that the 2008 ESPP represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of our compensation program. The 2008 ESPP provides such individuals with an opportunity to acquire a proprietary interest in our company and thereby align their interests with the interests of our other stockholders and give them an additional incentive to use their best efforts for the long-term success of our company.

The 2008 ESPP permits eligible employees to authorize payroll deductions that will be utilized to purchase shares of our common stock during a series of consecutive offering periods. Employees may purchase shares of common stock pursuant to the 2008 ESPP at a purchase price equal to the lower of (i) 85% of the closing price of our common stock on the first day of the offering period, or (ii) 85% of the closing price of our common stock on the last day of the applicable offering period. Each annual offering may, in the discretion of the Plan Committee, be divided into two six-month offerings commencing on October 1 and April 1, respectively, and terminating six months thereafter (March 31 or September 30, as the case may be).

Subject to adjustment upon changes in capitalization of our company, the number of shares of common stock that may be issued under the 2008 ESPP initially was 552,837, consisting of 500,000 shares under the 2008 ESPP plus 52,837 shares that were reserved for issuance under the 1998 ESPP that were not purchased as of the expiration of the 1998 ESPP. At our 2012 annual meeting, our stockholders approved an amendment to the 2008 ESPP to increase the total number of shares available for purchase under the 2008 ESPP from 552,837 to 1,052,837. If any change is made in the stock subject to the 2008 ESPP or subject to any outstanding options under the 2008 ESPP (through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, or similar transaction), appropriate and proportionate adjustments may be made by the Plan Committee (as defined below) in the number and type of shares of common stock that are subject to purchase under outstanding options and to the option price applicable to such outstanding options.

An employee who has completed one year of service with our company will be eligible to participate in the 2008 ESPP. An employee may not participate in the 2008 ESPP if (i) immediately after the grant, such employee would own common stock, including outstanding options to purchase common stock under the 2008 ESPP, possessing 5% or more of the total combined voting power or value of our common stock, or (ii) participation in the 2008 ESPP would permit such employee’s rights to purchase common stock under all of our employee stock purchase plans to exceed $25,000 in fair market value (determined at the time the option is granted) of the common stock for each calendar year in which such option is outstanding.

At the time an employee becomes a participant in the 2008 ESPP, the employee may elect payroll deductions of up to 10% of such employee’s compensation for each pay period during an offering. Participants may not reduce or increase future payroll deductions during an offering period. All payroll deductions made by each participant will be credited to an account set up for that participant under the 2008 ESPP. The Plan Committee may, prior to the beginning of an offering period, limit the percentage of compensation that an employee may contribute to his or her account.

Participation in the 2008 ESPP is voluntary and depends on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 2008 ESPP are not determinable. Non-employee members of the Board of Directors are not eligible to participate in the 1998 ESPP or the 2008 ESPP.

A participant in the 2008 ESPP may withdraw all of the payroll deductions credited to such participant’s account under the 2008 ESPP by giving us written notice at any time prior to the last five days of an offering period. If a participant withdraws from an offering period, he or she may not participate in that offering but may participate in any succeeding offering under the 2008 ESPP or in any similar plan that we may adopt.

Upon termination of a participant’s employment for any reason, other than death or permanent disability (as defined in the Internal Revenue Code), the payroll deductions credited to such participant’s account will be returned to the participant. If the participant’s employment terminates due to death or permanent disability, the participant or the participant’s beneficiary will have the right to elect: (i) to withdraw all of the payroll deductions credited to the participant’s account under the 2008 ESPP or (ii) to exercise the participant’s option on the next offering termination date and purchase the number of shares of common stock that the accumulated payroll deductions in the participant’s account will purchase at the applicable option price. Any excess in the participant’s account will be returned to the participant or his or her beneficiary, without interest. In the event that we receive no notice of election from the participant or his or her beneficiary, the participant or his or her beneficiary will be deemed to have elected to exercise the participant’s option.

The 2008 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2008 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than (a) two years from the first day of the offering period, and (b) more than one year from the date of transfer of the shares to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the price at which the participant purchased the shares under the 2008 ESPP.

Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants as a result of a sale or disposition of shares prior to the expiration of the holding periods described above.

The plan is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards, or any other type of award. To the extent permitted by applicable law and New York Stock Exchange requirements, we may issue any other options, warrants, or awards other than pursuant to the plan with or without stockholder approval.

As of September 30, 2014, there were 405,722 shares of common stock available for purchase under the 2008 ESPP.

Employment Agreements

On June 7, 2006, we entered into an employment agreement with each of William H. McGill Jr. and Michael H. McLamb. The employment agreements provide for a base salary of $500,000 for Mr. McGill and $225,000 for Mr. McLamb, subject to adjustment from time to time. Each employment agreement provides for a bonus or other incentive compensation based upon the performance of our company and the executive and such other factors as determined to be relevant by our Board of Directors or Compensation Committee. In connection with their employment, each of the executives may also receive options to purchase common stock or other stock-based compensation. Each employment agreement also provides vacation benefits, reimbursement for business expenses, and the right to participate in company-wide benefits, including insurance, retirement, and other plans and programs as are available to our executive officers. Each employment agreement contains a covenant not to compete with our company or solicit our employees or customers for a period equal to the greater of two years immediately following termination of employment or the end of the period during which severance payments are being made, subject to certain exceptions.

We and the executive may each terminate the executive’s employment at any time. If we terminate any of the executives without “good cause” or any of them terminates his employment with “good reason” or upon a “change in control” of our company that is not approved by at least two-thirds of our directors or does not provide the executive with the same position he had with us immediately prior to the change of control, as such terms are defined in the respective agreements, the terminated executive will receive an amount equal to the average of his base salary and bonus in the two fiscal years prior to termination (in a lump sum in the event of a change in control), for a period of three years after the effective date of termination in the case of Mr. McGill and 18 months after the effective date of termination in the case of Mr. McLamb; their stock options will vest and be exercisable for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and other stock-based compensation will not be subject to forfeiture or repurchase, subject in each case to certain exceptions; and the benefits and insurance coverage will continue for three years after termination in the case of Mr. McGill.

In the event of his death, the agreement with Mr. McGill provides for a payment of $1.5 million to his estate, for a six-month continuation of health, hospitalization, and similar benefits to Mr. McGill’s dependent family members, and for all stock options to vest and be exercisable for their full term and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions. In the event of the death of Mr. McLamb, the agreement provides for a payment of $550,000 to the estate of Mr. McLamb and for all stock options to vest and be exercisable for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions.

In the event of disability, the employment agreement of each executive provides for the payment in a lump sum of the average of his base salary and bonus in the two fiscal years prior to disability for one year and for all stock options to vest and be exercisable for up to full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions. Mr. McGill’s employment agreement provides for retirement benefits if Mr. McGill retires upon his decision or our request upon reaching the age of 75, consisting of the payment to Mr. McGill for two years of an amount equal to 50% of the average of the base salary and bonus paid to him for the two fiscal years prior to retirement, Medicare supplemental medical coverage for life, the continuation of life insurance benefits for a period of three years after retirement, the vesting and continuation of stock options for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences), and the vesting and termination of any forfeiture or repurchase provisions of other stock-based compensation. In addition, the employment agreements with Mr. McGill and Mr. McLamb provide for a gross up for any excise taxes for which they are liable under Section 4999 of the Internal Revenue Code of 1986, as amended, in connection with a change of control.

Section 280G of the Internal Revenue Code may limit the deductibility for federal income tax purposes of payments made following a change in control. If these payments are not deductible and if we have income at least equal to such payments, an amount of income equal to the amount of such payments could not be offset. As a result, the income that was not offset would be “phantom income” (i.e. income without cash) to our company. A “change in control” would include a merger or consolidation of our company, a sale of all or substantially all of our assets, under certain circumstances changes in the identity of a majority of the members of the Board of Directors of our company, or acquisitions of more than 20% of our common stock, subject to certain limitations.

Severance Policy for Key Executives

On November 27, 2012, our Board of Directors adopted a Severance Policy for Key Executives, or the Severance Policy. Under the Severance Policy, for each executive designated in writing by the Board or the Compensation Committee of the Board, for a 12-month period following employment termination by our company without good cause or by the covered executive for good reason (each as defined in the Severance Policy), we will pay an amount equal to the average of the base salary and cash bonus paid to the covered executive for the two prior full fiscal years on such dates as would otherwise be paid by our company, as well as the COBRA premium for coverage under our medical plan for the covered executive and his or her dependents. All stock options and RSUs held by a covered executive shall continue to vest and shall be exercisable for 12 months following employment termination. A covered executive shall also be entitled to receive all other accrued but unpaid benefits relating to vacations and other executive perquisites through the date of employment termination.

The Severance Policy shall not be applicable to any executive who is a party to a separate employment, severance, change of control, or similar agreement with our company. Ms. Day is currently the only executive designated by the Board as a covered executive under the Severance Policy.

Potential Payments Upon Termination or Change of Control

The following tables show the potential payments upon termination or a change of control for each of our named executive officers.

William H. McGill Jr.

Executive Benefits and Payments Upon Separation	Voluntary Termination on 9/30/14	Involuntary Not for Cause Termination on 9/30/14	For Cause Termination on 9/30/14	Involuntary for Good Reason Termination (Change of Control) on 9/30/14	Death on 9/30/14	Disability on 9/30/14
Compensation:
Bonus	$—	$—	$—	$—	$—	$—
Equity awards(1)	$—	$393,021	$—	$393,021	$393,021	$393,021
Benefits and Perquisites:
Cash severance	$—	$2,629,037	$—	$2,629,037	$1,500,000	$876,346
Health and welfare benefits	$—	$30,553	$—	$30,553	$5,090	$—
Other	$—	$—	$—	$—	$—	$—

Michael H. McLamb

Executive Benefits and Payments Upon Separation	Voluntary Termination on 9/30/14	Involuntary Not for Cause Termination on 9/30/14	For Cause Termination on 9/30/14	Involuntary for Good Reason Termination (Change of Control) on 9/30/14	Death on 9/30/14	Disability on 9/30/14
Compensation:
Bonus	$—	$—	$—	$—	$—	$—
Equity awards(1)	$—	$196,512	$—	$196,512	$196,512	$196,512
Benefits and Perquisites:
Cash severance	$—	$681,539	$—	$681,539	$550,000	$454,359
Health and welfare benefits	$—	$—	$—	$—	$—	$—
Other	$—	$—	$—	$—	$—	$—

Paulee C. Day

Executive Benefits and Payments Upon Separation	Voluntary Termination on 9/30/14	Involuntary Not for Cause Termination on 9/30/14	For Cause Termination on 9/30/14	Involuntary for Good Reason Termination (Change of Control) on 9/30/14	Death on 9/30/14	Disability on 9/30/14
Compensation:
Bonus	$—	$—	$—	$—	$—	$—
Equity awards(1)	$—	$105,006	$—	$105,006	$—	$—
Benefits and Perquisites:
Cash severance	$—	$332,104	$—	$332,104	$—	$—
Health and welfare benefits	$—	$10,184	$—	$10,184	$—	$—
Other	$—	$—	$—	$—	$—	$—

(1)	Amounts represent the dollar amounts that would be recognized for financial statement reporting purposes with respect to the unamortized grant date fair value of stock options and RSUs determined in accordance with ASC 718.

The tables above reflect the amount of compensation to Messrs. McGill, McLamb, and Day in the event of a hypothetical termination of such executive’s employment on September 30, 2014. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not for cause termination, for cause termination, termination following a change of control, and in the event of disability or death of the executive is shown above. The amounts shown assume that such termination was effective as of September 30, 2014, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. Amounts related to stock options assume a price of $16.85, which was the closing price of our common stock as quoted on the New York Stock Exchange on September 30, 2014, the last trading day of the fiscal year. For unvested options held by these executive officers with exercise prices that were higher than the closing price of our common stock on September 30, 2014, no value has been attributed to stock options in the tables above. The actual amounts to be paid out can only be determined at the time of such executive’s separation from our company.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

Our certificate of incorporation provides that no director of our company will be personally liable to us or our stockholders for monetary damages for breach of a fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation Law. The effect of this provision in the certificate of incorporation is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Delaware law.

In addition, we have adopted provisions in our bylaws and entered into indemnification agreements that require us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent and under all circumstances permitted by law. Indemnification may not apply in certain circumstances to actions arising under the federal securities laws.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our 1998 and 2007 Incentive Compensation Plans and 2011 Stock-Based Compensation Plan and the purchase of shares under our 1998 and 2008 Employee Stock Purchase Plans as of September 30, 2014.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders(1)	2,229,659	$11.68	1,756,431
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	2,229,659		1,756,431

(1)	Includes 3,340 shares of common stock that are subject to unvested restricted stock awards.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Policy Relating to Certain Transactions

We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our Board of Directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Delaware law. Our Board of Directors as a whole or, in certain cases when appropriate, a committee of the Board of Directors consisting solely of independent directors, determines whether a director or officer has a direct or indirect (i.e., any) financial interest in a transaction deemed material based upon the Company’s Code of Business Conduct and Ethics and Delaware law. The policy with respect to such transactions is provided in our company’s Code of Business Conduct and Ethics.

Family Relationships

W. Brett McGill, currently our Vice President of West Operations, is the son of William H. McGill Jr., our Chief Executive Officer. In November 2012, our Board of Directors appointed W. Brett McGill as an executive officer of our company. Accordingly, compensation decisions relating to W. Brett McGill are performed in the same manner as for our other executive officers, as described under “Compensation Discussion and Analysis.” Prior to this appointment, compensation decisions relating to W. Brett McGill were performed in the same manner as other employees throughout our company.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

January 12, 2015	Respectfully submitted,

Charles R. Oglesby, Chairman

Frances L. Allen

Clint Moore

Joseph A. Watters

Dean S. Woodman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended September 30, 2014, our Compensation Committee consisted of Frances L. Allen, Charles R. Oglesby, Joseph A. Watters, and Dean S. Woodman. None of these committee members had any contractual or other relationships with our company during their terms as committee members during such fiscal year.

DIRECTOR COMPENSATION

Employees of our company do not receive compensation for serving as members of our Board of Directors. Directors who are employees of our company are eligible to receive stock-based compensation pursuant to our 2011 Stock-Based Compensation Plan.

Each non-employee director receives a quarterly director’s fee of $10,000, which is paid in cash, shares of common stock, or a combination of cash and shares of common stock at the election of the director. The Chairman of the Audit Committee receives an additional annual fee of $25,000, and other members of the committee receive an additional annual fee of $7,500; the Chairman of the Compensation Committee receives an additional annual fee of $17,500, and other members of the committee receive an additional annual fee of $5,000; the Chairman of the Nominating/Corporate Governance Committee receives an additional annual fee of $10,000, and other members of the committee receive an additional annual fee of $3,000; and the Lead Director receives an additional annual fee of $5,000. Under our 2011 Stock-Based Compensation Plan, non-employee directors each receive a grant of options to acquire 5,000 shares of our common stock on the date they are first elected as directors of our company, which vest at a rate of 33% per year beginning on the applicable grant date. Non-employee directors also currently receive grants of options to purchase 10,000 shares of common stock each year, which vest immediately on the applicable grant date. We reimburse our directors for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees. We also encourage our directors and their spouses, when applicable, to attend, at our cost, special corporate events with our employees, suppliers, and others when possible.

The following table sets forth the compensation paid by us to non-employee directors for the fiscal year ended September 30, 2014. Messrs. McGill and McLamb do not receive any compensation for service on our Board of Directors.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Total
Hilliard M. Eure III	$73,000	$103,635	$176,635
Clint Moore(3)	$0	$0	$0
Frances L. Allen	$52,500	$156,335	$208,835
Russell J. Knittel(4)	$16,250	$103,635	$119,885
Charles R. Oglesby	$57,375	$103,635	$161,010
Joseph A. Watters	$55,000	$103,635	$158,635
Dean S. Woodman	$55,500	$103,635	$159,135

(1)	Messrs. Knittel, Oglesby, Allen, Watters, and Woodman elected to receive $10,548, $57,375, $26,240, $27,458, and $27,710 of their respective annual retainers in shares of our common stock.

(2)	The amounts shown in this column reflect the grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718 “Compensation — Stock Compensation,” excluding the effects of forfeitures. The assumptions used in determining grant date fair value of our awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended September 30, 2014. We estimated the grant date fair value of each stock option award on the date of grant using the Black-Scholes option pricing model and recognize the compensation expense over the vesting period. See Note 11 to the Consolidated Financial Statements included in our Form 10-K for the year ended September 30, 2014 for a discussion of the relevant assumptions used in determining grant date fair value of our stock option awards pursuant to ASC 718. For further information on these awards, see the Grants of Plan-Based Awards table in the “Executive Compensation” section of this proxy statement. There were no forfeitures of stock options by any directors in fiscal 2014. The grant date fair value of the stock options granted during fiscal 2014 was approximately $674,510.

(3)	Mr. Moore was elected to our Board of Directors on December 9, 2014.

(4)	Mr. Knittel served on the Board of Directors until February 26, 2014.

Our Team Member Discount Policy enables our directors to purchase products and services from us at a discount available to all of our full time employees, subject to the restrictions set forth in the plan. No directors purchased products or services from us during fiscal 2014 in accordance with the plan.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee, currently consisting of four directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the New York Stock Exchange and the Securities and Exchange Commission listing standards.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and amended rules of the New York Stock Exchange.

In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by the guidelines of the SEC, the Sarbanes-Oxley Act of 2002, Auditing Standard No. 16, Communications with Audit Committees, and other applicable regulations. This included a discussion of the independent auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The committee also discussed with the independent auditor the independent auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor.

The committee discussed with our independent auditor the overall scope and plans for its audit. The committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held eight meetings during fiscal 2014.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2014 for filing with the Securities and Exchange Commission.

The report has been furnished by the Audit Committee of our Board of Directors.

January 12, 2015	Hilliard M. Eure III, Chairman

Frances L. Allen

Clint Moore

Dean S. Woodman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These regulations require the directors, officers, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended September 30, 2014, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such fiscal year, other than as set forth below. Each of Messrs. McGill, W. Brett McGill, McLamb, Cashman, and Ms. Day filed one delinquent Form 4, which included a single transaction which was subsequently filed on December 4, 2014. Mr. Eure filed one delinquent Form 4 which reported one transaction on October 6, 2014.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of the record date for (i) all directors, our Chief Executive Officer, and our other named executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation,” (ii) all directors and the named executive officers as a group, and (iii) each person known by us to beneficially own more than 5% of our outstanding shares of common stock.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number(2)		Percent(2)
Directors and Executive Officers:
William H. McGill Jr.	625,895	(3)	2.5%
Michael H. McLamb	285,379	(4)	1.1%
Charles A. Cashman	31,523	(5)	*
W. Brett McGill	25,118	(6)	*
Paulee C. Day	46,782	(7)	*
Frances L. Allen	20,281	(8)	*
Hilliard M. Eure III	88,000	(9)	*
Charles R. Oglesby	46,274	(10)	*
Joseph A. Watters	145,562	(11)	*
Dean S. Woodman	163,799	(12)	*
Clint Moore	0		*
All directors and executive officers as a group (11 persons)	1,478,613		5.9%
5% Stockholders:
BlackRock, Inc.	2,219,932	(13)	8.8%
Dimensional Fund Advisors LP	1,939,040	(14)	7.7%

*	Less than 1%.

(1)	Unless otherwise indicated, all persons listed can be reached at our company offices at 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759, and have sole voting and investment power over their shares.

(2)	The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised and restricted stock that may vest within 60 days after January 2, 2015. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholder.

(3)	Includes 357,155 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 40,000 shares of common stock issuable upon vesting of RSUs and (ii) 104,445 shares of common stock issuable upon exercise of unvested stock options.

(4)	Includes 158,277 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 20,000 shares of common stock issuable upon vesting of RSUs, and (ii) 52,223 shares of common stock issuable upon exercise of unvested stock options.

(5)	Includes 24,861 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 12,500 shares of common stock issuable upon vesting of RSUs, and (ii) 32,639 shares of common stock issuable upon exercise of unvested stock options.

(6)	Includes 19,306 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 12,500 shares of common stock issuable upon vesting of RSUs, and (ii) 32,639 shares of common stock issuable upon exercise of unvested stock options.

(7)	Includes 37,652 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 11,000 shares of common stock issuable upon vesting of RSUs, and (ii) 27,348 shares of common stock issuable upon exercise of unvested stock options.

(8)	Includes 13,333 shares issuable upon the exercise of stock options. Amount excludes 1,667 shares of common stock issuable upon exercise of unvested stock options.

(9)	Includes 81,500 shares issuable upon the exercise of stock options.

(10)	Includes 30,000 shares issuable upon the exercise of stock options.

(11)	Includes 101,000 shares issuable upon the exercise of stock options.

(12)	Includes 116,000 shares issuable upon the exercise of stock options.

(13)

Represents an aggregate of 2,219,932 shares of common stock beneficially owned by BlackRock, Inc., in its capacity as a parent holding company on behalf of certain of its subsidiaries. BlackRock, Inc. has sole voting and dispositive power over all such shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(14)	Represents an aggregate of 1,939,040 shares of common stock beneficially owned by Dimensional Fund Advisors LP in its capacity as investment adviser on behalf of its clients. Dimensional Fund Advisors LP has sole voting power over 1,885,063 of such shares and sole dispositive power over all such shares. The address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our Chief Executive Officer, our Chief Financial Officer, and our other most highly compensated executive officers during our last completed fiscal year), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this proxy statement, beginning on page 12. Our executive compensation program is designed to enable us to attract, motivate, and retain highly qualified executives. This program links cash incentive compensation to the achievement of pre-established corporate financial performance objectives and provides long-term stock-based incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. The following is a summary of some of the key points of our executive compensation program. We urge our stockholders to review the Compensation Discussion and Analysis included in this proxy statement and the executive-related compensation tables for more information.

Base Salaries.    We target base salaries at levels that enable us to attract, motivate, and retain highly qualified executives, with base salaries generally set at levels below those of our peer companies taking into account the possibility of the receipt by our executives of performance-based incentive bonuses. From fiscal 2012 to fiscal 2013, for the named executives officers that were reported in either year and employed during both years, base salaries increased, on average, 5%, including base salary increases for officers who assumed additional responsibilities. From fiscal 2013 to fiscal 2014, using the same parameters, base salaries increased, on average, 7%.

We maintain a performance-based cash incentive compensation program.    We annually establish a performance-based cash incentive compensation program designed to reward individuals for performance based on certain aspects of our company’s financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Our performance-based cash incentive compensation program results in a substantial portion of our executives’ potential total cash compensation being at risk.

Our stock-based compensation program is designed to align the interests of our management and the interests of our stockholders.    We strongly believe in utilizing our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock-based awards to our executive officers enable those executives to develop and maintain a meaningful ownership position in our common stock. Among other factors, the amount of stock-based awards granted takes into account stock-based awards previously granted to an individual. Grants of stock-based awards are intended to result in limited rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our stockholders in general benefit from stock price appreciation. Grants of stock-based awards also are intended to align compensation with the price performance of our common stock. Historically, our stock-based compensation has been through the grant of stock options and RSUs. Stock based compensation typically vests over a period of years to encourage executive retention and emphasize long-term performance and may also include specific performance metrics to be earned.

Independent Compensation Consultant.    From time to time, the Compensation Committee retains and works closely with independent executive compensation firms (during 2014, the Compensation Committee retained Compensia), in the design and implementation of its annual executive compensation program. Compensia provides no other services to our company.

Board Recommendation

Our Board of Directors believes that the information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program is designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the annual meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on our company, our Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to our Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL THREE

REINCORPORATION OF OUR COMPANY FROM DELAWARE TO FLORIDA

What is this proposal?

Our Board has unanimously approved a change in our state of incorporation from Delaware to Florida (the “Reincorporation”) pursuant to the terms of a merger agreement providing for us to merge into a newly formed wholly-owned subsidiary incorporated in Florida (“MarineMax Florida”), subject to the approval of our shareholders and certain other conditions. The name of the company after the Reincorporation will remain MarineMax, Inc. For purposes of the discussion below, the company as it currently exists as a corporation organized under the laws of Delaware is sometimes referred to as “MarineMax Delaware.”

Our Board believes that the Reincorporation is in the best interests of the company and will help maximize shareholder value. The Board also believes that the Reincorporation in Florida will allow us to recognize operational benefits, demonstrate our commitment to the state where about half our business is conducted, reduce our franchise tax liabilities, and enhance our ability to attract and retain qualified directors.

Shareholders are urged to read this proposal carefully, including all of the related exhibits referenced below and attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by MarineMax Delaware and MarineMax Florida in substantially the form attached to this proxy statement as Exhibit A, the Articles of Incorporation of MarineMax Florida to be effective immediately following the Reincorporation (the “Florida Articles”), in substantially the form attached to this proxy statement as Exhibit B, and the Bylaws of MarineMax Florida to be effective immediately following the Reincorporation (the “Florida Bylaws”), in substantially the form attached to this proxy statement as Exhibit C. Copies of the Certificate of Incorporation of MarineMax Delaware filed in Delaware, as amended to date (the “Delaware Certificate”), and the bylaws of MarineMax Delaware, as amended to date (the “Delaware Bylaws”), are filed publicly as exhibits to our periodic reports and are also available for inspection at our principal executive offices. Copies will be sent to shareholders free of charge upon written request to MarineMax, Inc., Attention: Corporate Secretary, 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759.

What are the reasons for the Reincorporation?

The principal factors the Board considered in electing to pursue the Reincorporation include:

•	operational benefits and commitment to Florida;

•	reduced franchise tax liability; and

•	enhanced ability to attract and retain qualified directors.

Operational Benefits and Commitment to Florida

While MarineMax has been incorporated in Delaware since 1998, we are a Florida company in terms of operations and personnel. The majority of our employees are Florida residents, our headquarters and senior management are based in Florida, and a majority of the meetings of our shareholders and directors are held in Florida each year. We generate about half of our total revenues from Florida alone. Given our significant presence in Florida, MarineMax is committed to the state’s business community and continued economic growth. We believe that reincorporating in Florida emphasizes this commitment in a lasting way. Additionally, reincorporating in Florida aligns our corporate domicile with our day-to-day business operations. Though we conduct very little business in Delaware, we currently have obligations to continuously file certain reports and documents in Delaware. Finally, as a Delaware corporation we are subject to the jurisdiction of its courts, despite its courts effectively functioning as a foreign jurisdiction. Reincorporating in Florida will allow us to align our operational and legal domiciles, which may have the effect of benefitting MarineMax if it is subject to litigation.

Reduced Franchise Tax Liability

Unlike Delaware, Florida does not require domestic corporations to pay a franchise tax. In calendar year 2014, MarineMax Delaware paid approximately $145,000 in franchise taxes to Delaware. We estimate that, if we remain incorporated in Delaware, MarineMax Delaware would continue to pay a similar amount in franchise taxes for the foreseeable future. The current 2014 maximum annual franchise tax is $180,000. We estimate that our aggregate Delaware franchise tax liability would be reduced by at least $145,000 annually if the Reincorporation is completed.

Enhanced Ability to Attract and Retain Qualified Directors

We believe that Florida law affords directors a clearer balance of corporate governance rights and obligations than Delaware law, thus enhancing our ability to attract and retain highly-qualified individuals to serve as directors. Florida law permits directors to consider effects of corporate actions on key stakeholders such as customers, employees, suppliers, and the communities that a corporation services. Delaware lacks a similar statutory provision. We believe that our growth and success are attributable to our belief that shareholder value is best maximized by a strategic focus on all of the stakeholders that contribute to that growth and success. By aligning the statutory duties of our directors with our overall corporate strategy, we believe that the Reincorporation will enhance our ability to attract and recruit highly-qualified individuals to serve as directors.

How will the Reincorporation be effected?

The Reincorporation will be effected by the merger of MarineMax Delaware with and into MarineMax Florida, a wholly-owned subsidiary of the company that has been recently incorporated under the Florida Business Corporation Act (the “FBCA”) for purposes of the Reincorporation. The company as it currently exists as a Delaware corporation will cease to exist as a result of the merger, and MarineMax Florida will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation. Our existing stockholders will own all of the outstanding shares of MarineMax Florida common stock, and no change in ownership will result from the Reincorporation. Assuming approval by our shareholders, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting, which is scheduled for February 25, 2015.

At the effective time of the Reincorporation (the “Effective Time”), we will be governed by the Florida Articles, the Florida Bylaws and the FBCA. Although the Florida Articles and the Florida Bylaws contain many provisions that are similar to the provisions of the Delaware Certificate and the Delaware Bylaws, they do include certain provisions that are different from the provisions contained in the Delaware Certificate and the Delaware Bylaws or under the Delaware General Corporation Law as described in more detail below.

Will there be any changes to the business of the company as a result of the Reincorporation?

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the company, nor will it result in any change in location of our current employees, including management. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759. The consolidated financial condition and results of operations of MarineMax Florida immediately after consummation of the Reincorporation will be the same as those of MarineMax Delaware immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the board of directors of MarineMax Florida will consist of those persons elected to the board of directors of MarineMax Delaware and will continue to serve for the term of their respective elections to our Board, and the individuals serving as executive officers of MarineMax Delaware immediately prior to the Reincorporation will continue to serve as executive officers of MarineMax Florida, without a change in title or responsibilities. Upon effectiveness of the Reincorporation, MarineMax Florida will be the successor in interest to MarineMax Delaware, and our current stockholders will become shareholders of MarineMax Florida.

If the Reincorporation is approved, each outstanding share of common stock of MarineMax Delaware will automatically be converted into one share of common stock of MarineMax Florida when the Reincorporation is effected. All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by MarineMax Florida, and each outstanding option to purchase shares of MarineMax Delaware’s common stock will be converted into an option to purchase an equivalent number of shares of MarineMax Florida’s common stock on the same terms and subject to the same conditions. The registration statements of MarineMax Delaware on file with the Securities and Exchange Commission immediately prior to the Reincorporation will be assumed by MarineMax Florida, and the shares of MarineMax Florida will continue to be listed on the New York Stock Exchange.

CERTIFICATES FOR SHARES IN MARINEMAX DELAWARE WILL AUTOMATICALLY REPRESENT SHARES IN MARINEMAX FLORIDA UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the Florida Business Corporation Act may be changed to reduce the benefits that the company hopes to achieve through the Reincorporation, the costs of operating as a Florida corporation may be increased, or adverse federal or state tax consequences may be incurred, although the company does not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The company will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Are there any disadvantages to the Reincorporation?

Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, it should be noted that Delaware is a popular domicile for publicly-traded companies. Some commentators view Delaware’s body of corporate law as the most pro-management in the United States and its courts as among the most efficient for resolving complex business disputes.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

What are the differences between the shareholders’ rights in Delaware and Florida?

The following is a comparison of certain provisions in the Florida Articles, the Florida Bylaws, the Delaware Certificate and the Delaware Bylaws, as well as certain provisions of Delaware law and Florida law. The comparison summarizes the important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the DGCL and the FBCA. Shareholders are encouraged to read the Florida Articles, the Florida Bylaws, the Delaware Certificate and the Delaware Bylaws in their entirety. The Florida Articles and Florida Bylaws are attached to this proxy statement, and the Delaware Certificate and Delaware Bylaws are filed publicly as exhibits to our periodic reports.

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

1.      Bylaw Amendments. The DGCL provides that the stockholders and, if provided by the certificate of incorporation, the board of directors, are entitled to amend or repeal the bylaws. Bylaws may be amended or repealed by stockholders at any meeting by a vote of the majority of the issued and outstanding common stock of the Corporation.

The Delaware Certificate authorizes the board of directors to adopt, amend or repeal bylaws including, without limiting the generality of the foregoing, bylaws relating to (1) regulation of the procedure for submission by stockholders of nominations of persons to be elected to the Board, (2) regulation of the attendance at annual or special meetings of the stockholders of persons other than holders of record or their proxies; and (3) regulation of the business that may properly be brought by a stockholder of the Corporation before an annual or special meeting of stockholders of the Corporation.

1.      Bylaw Amendments. The FBCA provides that the board of directors may amend or repeal the bylaws unless such power is reserved to the shareholders by the articles of incorporation or by a particular bylaw provision, or by specific action of the shareholders.

The Florida Articles permit the amendment of the Florida Bylaws by either: (i) the board of directors or (ii) the shareholders by the affirmative vote of the holders of at least sixty six and two-thirds percent of the combined voting power of the issued and outstanding shares of voting stock, voting together as a single class.

2.      Amendment of Certificate of Incorporation. The DGCL provides that an amendment to the certificate of incorporation may be made if first proposed by directors and then approved by the stockholders entitled to vote.

The Delaware Certificate provides that any amendment or repeal of any provision of the Certificate of Incorporation must be approved by at least a majority of the then serving directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class; provided, however, that if any such Change relates to certain articles as stated in the certificate, such Change must also be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

2.      Amendment of Articles of Incorporation. The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Any amendment to the Florida Articles must be approved by: (i) a majority of the then serving directors and (ii) the affirmative vote of the holders of at least sixty six and two-thirds percent of the combined voting power of the issued and outstanding shares of voting stock, voting together as a single class.

3. Stockholder Action by Written Consent. Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, the stockholders may take action without a meeting if	3. Shareholder Action by Written Consent. Under the FBCA, unless otherwise provided in a corporation’s articles of incorporation, any action that may be taken at any annual or special

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

a consent in writing to such action is signed by the shareholders having not less than a minimum number of votes that would be necessary to take such action at the meeting at which all shares entitled to vote were present and voted.

The Delaware Certificate allows stockholder action by written consent only if the action to be effected by written consent of stockholders and the taking of such action by such written consent has expressly been approved in advance by the Board.

meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted.

The Florida Articles allow shareholder action by written consent only if the action to be effected by written consent of shareholders and the taking of such action by such written consent has expressly been approved in advance by the Board.

4.      Stockholder Ability to Call Special Stockholders’ Meetings. The DGCL provides that special meetings of the stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or the bylaws.

The Delaware Certificate provides that special meetings of stockholders may be called only by the Chairman of the Board, or by the Board pursuant to a resolution adopted by the Board. Special meetings of stockholders may not be called by any other person or in any other manner.

4.      Shareholder Ability to Call Special Shareholders’ Meetings. The FBCA provides that special meetings of the shareholders may be called by the board of directors or by such persons as may be authorized by the articles of incorporation or the bylaws. In addition, the FBCA permits the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the special meeting (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting.

The Florida Articles provide that special meetings of shareholders may be called only by: (i) the Chairman of the Board; (ii) resolution of the Board of Directors; or (iii) the holders of not less than fifty percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

5.      Inspection of Books and Records. Under the DGCL, any stockholder of a corporation has the right to inspect and copy the corporation’s stock ledger, list of shareholders and its other books and records, upon certain procedural requirements such as a written demand under oath in which the stockholder states a “proper purpose” for such inspection.

5.      Inspection of Books and Records. Under the FCBA, any shareholder, during regular business hours, at the corporation’s principal office, is entitled to inspect and copy the corporation’s books and records, including minutes of meetings, certain written board and shareholder resolutions, certain written communications to shareholders, articles of incorporation, bylaws, accounting records and the list of the names and business addresses of the corporation’s directors and officers, provided that such shareholder makes written demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy and such shareholder (i) makes the demand “in good faith and for a proper

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

purpose,” and (ii) describes the purpose with reasonable particularity and describes the records he desires to inspect. In addition, the records must be directly connected with the shareholder’s purpose.

6.      Restrictions on Transactions with Interested Stockholder. Under the DGCL, a corporation may not engage in any “business combination” (as defined in the DGCL) with an “interested stockholder” for three years after such shareholder becomes an interested stockholder. An interested stockholder is any person who is the beneficial owner of 15% or more of the outstanding voting stock of the corporation. These business combinations are substantially the same as the “affiliated transactions” described above with respect to the FBCA. A corporation may enter into a business combination with an interested stockholder if:

•     the board of directors approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder before the date on which the stockholder becomes an interested stockholder

•     upon consummation of the transaction resulting in the stockholder reaching the 15% threshold, the stockholder owned 85% of the outstanding voting shares at the time the transaction commenced, excluding those shares held by directors who are also officers or employee stock plans in which the participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer; or

•     on or subsequent to becoming an interested stockholder, the business combination is approved by the board of directors and is authorized at a meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

These restrictions do not apply if the corporation’s original certificate of incorporation or an amendment to its certificate of incorporation or bylaws approved by a majority of the shares

6.      Restrictions on Transactions with Interested Shareholders. The FBCA provides that an “affiliated transaction” (as defined in the FBCA) with an “interested shareholder” must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. The transactions covered by the statute include, with certain exceptions:

•     mergers and consolidations to which the corporation and the interested shareholder are parties;

•     sales or other dispositions of substantial amounts of the corporation’s assets to the interested shareholder;

•     issuances by the corporation of substantial amounts of its securities to the interested shareholder;

•     the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder;

•     any reclassification of the corporation’s securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the interested shareholder; and

•     the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation.

The two-thirds approval requirement does not apply if, among other things:

•     the transaction has been approved by a majority of the corporation’s disinterested directors (as defined in the statute);

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

entitled to vote thereon contains a provision expressly electing not to be governed by these rules, or if the corporation does not have a class of stock:

•       listed on a national securities exchange;

•       held of record by more than 2,000 shareholders unless any of the foregoing results from the actions of the interested shareholder.

In accordance with Section 203 of the DGCL, the Delaware Certificate has an elevated shareholder voting threshold of 66 2/3% of the voting power of the then issued and outstanding Voting Stock, voting together as a single class, and, to the extent not prohibited by the provisions of the DGCL, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock not Beneficially Owned (as hereinafter defined) directly or indirectly by an Interested Stockholder or any Affiliate of any Interested Stockholder.

•       the interested shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least five years preceding the transaction;

•       the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares;

•       the corporation has not had more than 300 shareholders of record at any time during the preceding three years; or

•       certain fair price and procedural requirements are satisfied.

A corporation may opt-out of the statute by stating in its articles of incorporation that it elects not to be governed by the affiliated transactions statute.

The Florida Articles contain provisions that adopt substantially all of the protections of the affiliated transactions statute, except that the Florida Articles define an “interested shareholder” as any person who holds 15% or more of the outstanding voting stock of the corporation (rather than 10% as set forth in the statute). Given this modification to the statutory default, the Florida Articles contain a provision stating that corporation elects not to be governed by the affiliated transactions statute.

7.      Vote Required to Approve Merger or Sale of Company. The DGCL provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. Whether the holders of shares are entitled to vote on a merger is governed by the provisions of the certificate of incorporation setting forth the voting rights of the shares of stock, but a corporation may not deprive stockholders of the right to vote on a proposed sale of the corporation

The Delaware Certificate has no provision restricting the stockholders’ voting rights regarding the merger or sale of the company.

7.      Vote Required to Approve Merger or Sale of Company. FBCA provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. The FCBA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

The Florida Articles have no provision restricting the shareholders’ voting rights regarding the merger or sale of the company.

8. Control Acquisition Statute. There is no control share acquisition statute under the DGCL.	8. Control Acquisition Statute. The FBCA also contains a control share acquisition statute which provides that a person who acquires shares in an

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. Control shares are shares which, except for the FBCA provision would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, to exercise or direct the exercise of voting power in the election of directors within the thresholds specified in the FBCA. These thresholds are the acquisition of a number of shares representing: (a) 1/5th or more but less than 1/3rd of all voting power of the corporation; (b) 1/3rd or more but less than a majority of all voting power of the corporation or (c) a majority or more of all voting power of the corporation.

This statute does not apply if, among other things, the acquisition is: (a) approved by the corporation’s board of directors; (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute; (c) pursuant to the laws of interstate succession or pursuant to gift or testamentary transfer or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. The statute also does not apply if the corporation states in its articles of incorporation or bylaws that the statute will not apply to control-share acquisitions.

This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights.

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws
The Florida Articles contain a provision stating that the corporation elects not to be governed by the control-share acquisition statute.

9.      Stockholder Proposal Notice Provisions. The Delaware Bylaws require that stockholders provide any proposals for consideration at the annual stockholder meeting not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

9.      Shareholder Proposal Notice Provisions. The Florida Bylaws require that shareholders provide any proposals for consideration at the annual shareholder meeting not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

10.    Change in Number of Directors or Size of Board of Directors. The DGCL provides that a board of directors must consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

The Delaware Certificate provides that the total number of directors constituting the entire Board shall not be less than one (1) nor more than fifteen (15), with the then-designated number of directors being fixed from time to time by board resolution.

10.    Change in Number of Directors or Size of Board of Directors. Under the FBCA, a board of directors must consist of one or more individuals, with the number specified in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to the articles of incorporation or bylaws.

The Florida Articles provide that the total number of directors constituting the entire Board shall not be less than one (1) nor more than fifteen (15), with the then-designated number of directors being fixed from time to time by board resolution.

11.    Classified Board. Under the DGCL, the term of a director is one year unless the board is classified by having staggered terms. DGCL permits the certificate of incorporation, initial bylaws, or bylaws adopted by stockholders to divide the board into one, two, or three classes with staggered terms usually of three years each.

The Delaware Certificate provides that directors shall hold office for a three year term and until their successors are elected and qualified or until their earlier death, resignation, disqualification or removal. The Delaware Certificate provides for a staggered board that is divided into three classes.

11.    Classified Board. Under the FBCA, the terms of directors expire at the next annual shareholders’ meeting following their election unless their terms are staggered. If provided for by the articles of incorporation or a bylaw adopted by a vote of shareholders, the terms of directors may be staggered. The terms of directors are staggered by dividing into one, two or three classes with the number of directors in each class being as nearly equal as possible.

The Florida Articles provide that directors shall hold office for a three year term and until their successors are elected and qualified or until their earlier death, resignation, disqualification or removal. The Florida Articles provides for a staggered board that is divided into three classes.

12. Filling Vacancies on the Board. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies resulting from an increase in the authorized number of directors	12. Filling Vacancies on the Board. Under the FCBA, unless the articles of incorporation provide otherwise, vacancies that occur on a board of directors may be filled by the

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum. If at the time of filling any vacancy or any newly created directorship, the directors then in office are less than a majority of the whole board, the Court of Chancery may, upon application of stockholders holding at least ten percent (10%) of the voting stock at the time outstanding having the right to vote for such directors, order an election to be held.

The Delaware Bylaws provide that, except as otherwise provided by the Delaware Certificate, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled solely and exclusively by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.

Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

affirmative vote of a majority of the remaining directors, even if less than a quorum, or by the shareholders.

The Florida Bylaws provide that any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled solely and exclusively by a majority of the remaining members of the Board of Directors, even if the majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

13.    Cumulative Voting/Vote Required to Elect Directors. While there is no statutory requirement that a Delaware corporation provide for cumulative voting, the DGCL provides that the certificate of incorporation may provide for cumulative voting at all elections of directors or at elections held under specified circumstances.

Under the DGCL, directors shall be elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present.

The Delaware Certificate does not provide for cumulative voting.

13.    Cumulative Voting/Vote Required to Elect Directors. The FBCA provides that the articles of incorporation may provide for cumulative voting.

Under the FCBA, directors shall be elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders’ meeting at which a quorum is present, unless otherwise provided by the articles of incorporation or in a bylaw that fixes a greater voting requirement for election of directors which has been adopted by the board of directors.

The Florida Articles do not provide for cumulative voting.

14.    Pre-Emptive Rights. The DGCL does not expressly provide that stockholders of a Delaware corporation have a pre-emptive right to subscribe to an additional issue of stock unless, and except to the extent that such right is expressly granted to such stockholder in the certificate of incorporation.

14.    Pre-Emptive Rights. The FBCA generally provides that shareholders of a Florida corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws
The Delaware Certificate does not provide pre-emptive rights.	The Florida Articles do not provide pre-emptive rights.

15. Franchise Tax. The DGCL requires corporations to pay an annual franchise tax.	15. Franchise Tax. The FBCA does not require corporations to pay an annual franchise tax.

16.    Dividends and Repurchase of Shares. The DGCL provides that, subject to any restrictions contained in its certificate of incorporation, a corporation may pay dividends either: (a) out of surplus or (b) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or out of net profits for the preceding fiscal year. The corporation may not, however, pay dividends out of net profits if, after the payment of the dividends, the capital of the corporation would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

Under the DGCL, a corporation may redeem or repurchase its shares out of its surplus for such consideration as fixed by the board of directors.

16.    Dividends and Repurchase of Shares. Under the FBCA, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation’s articles of incorporation) as long as, after giving effect to the distribution: (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation’s total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A Florida corporation may purchase its own shares and, unless otherwise provided in the articles of incorporation, shares repurchased remain authorized but unissued.

17.    Appraisal Rights. Under the DGCL, dissenting stockholders who follow prescribed statutory procedures in connection with a merger or consolidations (subject to restrictions similar to those provided by the FBCA) are entitled to appraisal rights in the case of a merger or consolidation of a corporation under limited circumstances. Under the DGCL, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock.

A corporation may provide in its certificate of incorporation that appraisal rights shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.

Similar to the FCBA, dissenters’ rights do not apply to a stockholder of a corporation if the stockholders shares were (a) listed on a national

17.    Appraisal Rights. Under the FBCA, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of: a merger or consolidation, a sale or exchange of all or substantially all the assets of a corporation, amendments to the articles of incorporation that adversely affect the rights or preferences of shareholders, consummation of a plan of share exchange if the shareholder is entitled to vote on the plan, and the approval of a control share acquisition pursuant to Florida law.

Such rights are not provided when (a) such shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

The Florida Articles do not provide for specific appraisal rights.

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders.

The Delaware Certificate does not provide for specific appraisal rights.

18.    Dissolution. Under the DGCL, dissolution of a corporation must be authorized by a majority of the board of directors and a majority of the stockholders of the corporation, or all the stockholders of the corporation entitled to vote.

18.    Dissolution. Under the FBCA, for a proposal to dissolve to be adopted, the board of directors must recommend dissolution to the shareholders, unless the board determines that it should not do so because of conflict of interest or other special circumstances and makes this determination known to the shareholders. The shareholders must then approve the dissolution by a majority of all votes entitled to be cast, unless otherwise provided in the articles of incorporation.

Without action of the board of directors, shareholders may dissolve the corporation by written consent.

The Florida Articles do not have any specific provisions regarding dissolution.

19.    Removal of Directors. Under the DGCL, a director or entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. If the board is classified, stockholder may remove a director only for cause unless otherwise provided in the certificate of incorporation.

The Delaware Certificate provides that any director may be removed from office only with cause and only by the affirmative vote of 66 2/3% or more of the combined voting power of the then issued and outstanding shares of capital stock of the corporation entitled to vote in the election of directors, voting together as a single class, except for additional directors, if any, that are elected by the holders of any series of Preferred Stock.

19.    Removal of Directors. The FBCA provides that shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his removal.

If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him.

The Florida Articles provide that any director may be removed from office only with cause and only by the affirmative vote of the holders of at least sixty six and two-thirds percent of the combined voting power of the issued and outstanding shares of voting stock, voting together as a single class.

20. Proxy Voting. Under the DGCL, each stockholder entitled to vote at a meeting may authorize another person to act for the stockholder by proxy	20. Proxy Voting. Under the FBCA, each shareholder entitled to vote at a meeting may appoint another person to act for the shareholder

Provisions Applicable to MarineMax Delaware Before the Reincorporation Under the DGCL, the Delaware Certificate and Delaware Bylaws	Provisions Applicable to MarineMax Florida After the Reincorporation Under the FBCA, the Florida Articles and Florida Bylaws

up to three (3) years from its date, unless the proxy provides for a longer period.

by proxy up to eleven (11) months unless a longer period is expressly provided in the appointment. A corporation may adopt bylaws authorizing additional means or procedures for shareholders to use in exercising these rights.

The Florida Bylaws permit shareholders to authorize another person or person(s) to act for such shareholder by proxy. No proxy shall be voted or acted upon after eleven months from its date.

21. Quorum. Under the DGCL, the presence of the holders (in person or by proxy) of a majority of the voting power of the corporation constitutes a quorum.

21.    Quorum. While the FBCA permits Florida corporations to reduce its quorum threshold to no less than one-third of shares entitled to vote, the Florida Bylaws require the presence of a majority of the votes entitled to be cast on a matter for a quorum to be present.

22.    Indemnification. Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement and expenses arising out of non-derivative actions where the director or officer acted in good faith and in, or not opposed, to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

The Delaware Bylaws direct the corporation to indemnify directors to the fullest extent permitted by law.

22.    Indemnification. The FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of a Florida corporation and so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

The Florida Bylaws direct the corporation to indemnify directors to the fullest extent permitted by the FBCA.

This proxy statement merely summarizes certain differences between the corporation laws of Delaware and Florida, the Delaware Certificate, the Delaware Bylaws, the Florida Articles and the Florida Bylaws. Many provisions of the DGCL, the FBCA and these documents may be subject to differing interpretations, and the discussion offered in this proxy may be incomplete in certain respects. As a result, the discussion contained in this Proxy Statement is not a substitute for direct reference to the DGCL, the FBCA and these documents or for professional interpretation of them.

What are the interests of the Company’s directors and executive officers in the Reincorporation?

In considering the recommendations of the Board, shareholders should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For instance, the Reincorporation may be of benefit to our directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Are there income tax considerations associated with the Reincorporation?

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation to holders of our common stock. This summary is not exhaustive of all possible tax considerations. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary is for general information only and does not address all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.

This summary is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

•	individuals who are citizens or residents of the United States;

•

corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	estates the income of which is subject to U.S. federal income taxation regardless of its source;

•

trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This summary is not a comprehensive description of all of the U.S. federal tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, we believe:

•	the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

•	no gain or loss will be recognized by holders of MarineMax Delaware common stock on receipt of MarineMax Florida common stock pursuant to the Reincorporation;

•

the aggregate tax basis of the MarineMax Florida common stock received by each holder will equal the aggregate tax basis of the MarineMax Delaware common stock surrendered by such holder in exchange therefor; and

•

the holding period of the MarineMax Florida common stock received by each holder will include the period during which such holder held the MarineMax Delaware common stock surrendered in exchange therefor.

Are there accounting consequences associated with the Reincorporation?

We believe that there will be no material accounting consequences to us resulting from the Reincorporation.

What vote is required to approve this proposal?

To approve this proposal, a majority of the outstanding shares of the company must vote “FOR” this proposal.

If approved, when would the Reincorporation become effective?

We expect that the Reincorporation, if approved, will become effective shortly after the shareholder approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REINCORPORATION.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Our Audit Committee has appointed KPMG LLP (“KPMG”), an independent registered public accounting firm, to audit the consolidated financial statements of our company for the fiscal year ending September 30, 2015, and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of KPMG will be present at the annual meeting of stockholders, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

On March 27, 2013, we dismissed our independent registered public accounting firm, Ernst & Young LLP (“EY”), effective as of that date. The decision to change independent registered public accounting firms was approved by the Audit Committee, upon completion of a competitive review process.

EY’s reports on the our consolidated financial statements and the effectiveness of internal control over financial reporting as of and for the fiscal years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2012 and 2011, and the subsequent interim period through March 27, 2013, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided EY with a copy of the Form 8-K filed on April 2, 2013. EY furnished us with a letter addressed to the SEC stating that it agreed with the statements made in the Form 8-K. A copy of such letter, dated March 28, 2013 was filed as Exhibit 16.1 to the Form 8-K.

Aggregate fees billed to our company for the fiscal years ended September 30, 2013 and 2014 by KPMG are as follows:

	2013	2014
Audit Fees	$346,170	$393,953
Audit-Related Fees	$0	$0
Tax Fees	$26,000	$12,000
All Other Fees	$0	$0

Fees for audit services include fees associated with the annual audit, including the audit of the effectiveness of internal control over financial reporting, the reviews of our quarterly reports and other filings with the SEC. Tax fees included tax compliance and tax planning services.

Audit Committee Pre-Approval Policies and Procedures

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by KPMG and EY described above under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Ratification by Stockholders of the Appointment of Independent Auditor

Ratification of the appointment of KPMG to audit the consolidated financial statements of our company for the fiscal year ending September 30, 2015 will require the affirmative vote of a majority of the votes cast, assuming that a quorum is present at the meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending September 30, 2015 must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under our bylaws, stockholders must follow certain procedures to nominate persons for election as a director or to introduce an item of business at an annual meeting of stockholders. In general, to be timely under these procedures, notice of such nomination or business related to our 2016 Annual Meeting of Stockholders must comply with the requirements in our bylaws and must be received by us: (a) no earlier than October 28, 2015 and no later than November 27, 2015; or (b) if the annual meeting is more than 30 days before, or more than 70 days after, February 25, 2016, no earlier than 120 days in advance of such annual meeting and no later than the close of business on the later of (i) 90 days in advance of such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2016, except in circumstances where (i) we receive notice of the proposed matter no later than November 25, 2015, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: January 12, 2015

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of January 6, 2015 (the “Merger Agreement”), is made by and between MarineMax Reincorporation, Inc., a Florida corporation (“MarineMax Florida”), and MarineMax, Inc., a Delaware corporation (“MarineMax Delaware”). MarineMax Florida and MarineMax Delaware are sometimes referred to in this Agreement as the “Constituent Corporations.” MarineMax Florida is a wholly-owned subsidiary of MarineMax Delaware.

BACKGROUND

MarineMax Florida has a total authorized capital stock of 41,000,000 shares, of which 40,000,000 are designated common stock, par value $0.001 per share (the “MarineMax Florida Common Stock.”), and 1,000,000 are designated Preferred Stock, par value $0.001 per share (the “MarineMax Florida Preferred Stock”). The MarineMax Florida Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, and before giving effect to the transactions contemplated by this Agreement, 1,000 shares of MarineMax Florida Common Stock are issued and outstanding, all of which are held by MarineMax Delaware, and no shares of MarineMax Florida Preferred Stock are issued and outstanding.

MarineMax Delaware has a total authorized capital stock of 41,000,000 shares, of which 40,000,000 are designated common stock, par value $0.001 per share (the “MarineMax Delaware Common Stock”), and 1,000,000 are designated Preferred Stock, par value $0.001 per share (the “MarineMax Delaware Preferred Stock”). The MarineMax Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, and before giving effect to the transactions contemplated by this Agreement, approximately 25,106,585 shares of MarineMax Delaware Common Stock, and no shares of MarineMax Delaware Preferred Stock are issued and outstanding.

The Board of Directors of MarineMax Delaware has determined that, for the purpose of effecting the reincorporation of MarineMax Delaware in the State of Florida, it is advisable and in the best interests of MarineMax Delaware and its shareholders that MarineMax Delaware merge with and into MarineMax Florida upon the terms and conditions provided in this Agreement.

The respective Boards of Directors of the Constituent Corporations, the shareholders of MarineMax Delaware and the stockholder of MarineMax Florida have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, MarineMax Florida and MarineMax Delaware hereby agree, subject to the terms and conditions set forth below, as follows:

ARTICLE 1

MERGER

1. Merger. In accordance with the provisions of this Merger Agreement, the Florida Business Corporations Act (the “FBCA”) and the General Corporation Law of the State of Delaware (the “DGCL”), MarineMax Delaware shall be merged with and into MarineMax Florida (the “Merger”), the separate existence of MarineMax Delaware shall cease and MarineMax Florida shall be, and is sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be MarineMax, Inc.

2. Effective Time. The Merger shall become effective immediately upon the later of the parties causing the filing of this Merger Agreement with: (i) a certificate of merger with the Secretary of State of the State of Delaware, in such form as is required by, and executed in with, Section 252 of the DGCL and (ii) articles of merger with the Department of State of the State of Florida, in such form as is required by, and executed in accordance with, Section 607.1105 of the FBCA; provided, however, that if such certificate of merger and articles of merger specify a later time, then the Merger shall become effective upon such specified later time. The date of such effectiveness is referred to in this Agreement as the “Effective Date.”

3. Effect of the Merger. Upon the Effective Date, the separate existence of MarineMax Delaware shall cease, and MarineMax Florida, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) be subject to all actions previously taken by its and MarineMax Delaware’s Boards of Directors; (iii) succeed, without other transfer, to all of the assets, rights, powers and property of MarineMax Delaware in the manner as more fully set forth in Section 259 of the DGCL; (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date; and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of MarineMax Delaware in the same manner as if MarineMax Florida had itself incurred them, all as more fully provided under the applicable provisions of the FBCA and the DGCL.

ARTICLE 2

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

1. Articles of Incorporation. The Articles of Incorporation of MarineMax Florida in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, attached as Exhibit A to this Agreement.

2. Bylaws. The bylaws of MarineMax Florida in effect at the Effective Time shall be the bylaws of the Surviving Corporation attached as Exhibit B to this Agreement, until such time, if any, that such bylaws are amended.

3. Name. The name of the Surviving Corporation, as of the Effective Date, shall be “MarineMax, Inc.”

4. Directors and Officers. The directors and officers of MarineMax Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE 3

MANNER OF CONVERSION OF STOCK

1. MarineMax Delaware Common Stock. Upon the Effective Date, each share of MarineMax Delaware Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of MarineMax Florida Common Stock.

2. MarineMax Florida Common Stock. Upon the Effective Date, each share of MarineMax Florida Common Stock issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action by MarineMax Florida, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of MarineMax Florida Common Stock, without any consideration being delivered to the holder.

3. Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of MarineMax Delaware Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange a certificate or certificates representing the number of shares of MarineMax Florida Common Stock into which the shares formerly representing by the surrendered certificate were converted in accordance with Article 3, Section 1 of this Agreement. Until so surrendered, each certificate representing shares of MarineMax Delaware Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of MarineMax Florida Common Stock into which such shares of MarineMax Delaware Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of MarineMax Florida Common Stock represented by such certificate as provided above.

Each certificate representing shares of MarineMax Florida Common Stock issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of MarineMax Delaware converted in exchange for the MarineMax Florida Common Stock, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

4. MarineMax Delaware Equity Incentive Plans.

(a) Upon the Effective Date, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by MarineMax Delaware (collectively, the “Plans”). Each outstanding and unexercised option, warrant or right to purchase or receive, or security convertible into, MarineMax Delaware Common Stock shall become an option, warrant or right to purchase or receive, or security convertible into, MarineMax Florida Common Stock on the basis of one share of MarineMax Florida Common Stock for each share of MarineMax Delaware Common Stock issuable pursuant to any such option, warrant or right to purchase or receive, or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such option, warrant or right to purchase or receive, or security convertible into, MarineMax Delaware Common Stock at the Effective Date. No other changes in the terms and conditions of such options will occur.

(b) A number of shares of MarineMax Florida Common Stock shall be reserved for issuance under the Plans equal to the number of shares of MarineMax Delaware Common Stock so reserved immediately prior to the Effective Date.

ARTICLE 4

CONDITIONS

The obligations of MarineMax Delaware under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a) The principal terms of this Merger Agreement shall have been approved by the shareholders of MarineMax Delaware;

(b) Any consents, approvals or authorizations that MarineMax Delaware deems necessary, appropriate or convenient to be obtained in connection with the consummation of the Merger shall have been obtained; and

(c) The MarineMax Florida Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the New York Stock Exchange.

ARTICLE 5

GENERAL

1. Covenants of MarineMax Florida. MarineMax Florida covenants and agrees that it will, on or before the Effective Date:

(a) Qualify to do business as a foreign corporation in the State of Delaware and appoint an agent for service of process as required under the provisions of Section 252 of the DGCL;

(b) File this Merger Agreement in the name and on behalf of MarineMax Delaware with the Secretaries of State of the States of Delaware and Florida; and

(c) Take such other actions as may be required by the DGCL or the FBCA.

2. Further Assurances. From time to time, as and when required by MarineMax Florida or by its successors or assigns, there shall be executed and delivered on behalf of MarineMax Delaware such deeds and other instruments, and there shall be taken or caused to be taken by MarineMax Florida and MarineMax Delaware such further and other actions, as shall be necessary, appropriate or convenient in order to vest or perfect in or conform of record or otherwise by MarineMax Florida the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MarineMax Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of MarineMax Florida are fully authorized in the name and on behalf of MarineMax Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of MarineMax Delaware or by the sole stockholder of MarineMax Florida, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect to this Agreement.

4. Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement with the Secretaries of State of the States of Florida and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders or shareholders of either Constituent Corporation shall not, unless approved by such stockholders or shareholders as required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b) Alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c) Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5. Registered Office. The registered office of the Surviving Corporation in the State of Florida is 2600 McCormick Drive, Suite 200, Clearwater, Florida, 33759, and the registered agent of the Surviving Corporation is Corporate Creations Network Inc., 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, Florida, 33410.

6. Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida and, so far as applicable, the merger provisions of the DGCL.

7. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Merger Agreement to be duly executed and delivered as of the date first above written.

MARINEMAX REINCORPORATION, INC. a Florida corporation

By:

Name:

Its:

MARINEMAX, INC. a Delaware corporation

By:

Name:

Its:

APPENDIX B

ARTICLES OF INCORPORATION

OF

MARINEMAX REINCORPORATION, INC.

ARTICLE I

NAME

The name of the corporation is: MarineMax Reincorporation, Inc. (which is referred to in these Articles of Incorporation (the “Articles”) as the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Florida is Corporate Creations Network Inc., 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, Florida 33410, and the name of the Corporation’s registered agent at that address is Corporate Creations Network, Inc.

ARTICLE III

BUSINESS

The purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, as the same exists or may subsequently be amended (the “FBCA”).

ARTICLE IV

AUTHORIZED CAPITAL STOCK

The total number of shares of stock that the Company shall have the authority to issue is Forty-One Million (41,000,000), consisting of Forty Million (40,000,000) shares of Common Stock, par value $.001 per share (“Common Stock”) and One Million (1,000,000) shares of Preferred Stock, par value $.001 per share (“Preferred Stock”).

The Board of Directors of the Company (the “Board”) is authorized to increase the total number of authorized shares to any amount consisting of any greater number of Common Stock or Preferred Stock so long as such amounts do not exceed Forty-Five Million (45,000,000), consisting of Forty Million (40,000,000) shares of Common Stock and Five Million (5,000,000) shares of Preferred Stock, by filing articles of amendment pursuant to the FBCA.

The Preferred Stock may be issued from time to time in one or more series. The Board is authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing articles of amendment pursuant to the FBCA (which is referred to in these Articles as “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and the relative, participating, optional, or other rights of the shares of each such series and the qualifications, limitations, and restrictions of the Preferred Stock. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

A. the designation of the series, which may be by distinguishing number, letter or title;

B. the number of shares of the series, which number the Board may subsequently (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares of Preferred Stock then outstanding);

C. whether dividends, if any, shall be cumulative or noncumulative and the rights with respect to dividends of the series;

D. the redemption rights and price or prices, if any, for shares of the series;

E. the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

F. the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation;

G. whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments to such price or rate, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

H. restrictions on the issuance of shares of the same series or of any other class or series; and

I. the voting rights, if any, of the holders of shares of the series.

The Common Stock shall be subject to the express terms of the Preferred Stock and any series of Preferred Stock. The holders of shares of Common Stock shall be entitled to one (1) vote for each such share upon all questions presented generally to the shareholders.

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote on the matter, and no vote of the holders of either the Common Stock or the Preferred Stock voting separately as a class shall be required to vote on the matter.

ARTICLE V

ELECTION OF DIRECTORS

A. The business and affairs of the Corporation shall be conducted and managed by, or under the direction of, the Board. Subject to any rights to elect directors set forth in any Preferred Stock Designation, the total number of directors constituting the entire Board shall be not less than one (1) nor more than fifteen (15), with the then-designated number of directors being fixed from time to time by or pursuant to a resolution passed by the Board. Members of the Board shall hold office until their successors are elected and qualified or until their earlier death, resignation, disqualification or removal.

B. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

C. Except as otherwise provided for or fixed pursuant to the provisions of Article V of these Articles relating to the rights of the holders of any series of Preferred Stock to elect additional directors, and subject to the provisions of these Articles, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

D. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article V of these Articles, then upon commencement and for the duration of the period during which such right continues: (1) the then otherwise total designated number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such series of Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions and (2) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to the provisions of any Preferred Stock Designation and to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total designated number of directors of the Corporation shall be reduced accordingly.

E. Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV of these Articles, any director may be removed from office only with cause and only by the affirmative vote of sixty six and two-thirds percent (66 2/3%) or more of the combined voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors, voting together as a single class.

ARTICLE VI

MEETINGS OF SHAREHOLDERS

A. Meetings of shareholders of the Corporation may be held within or without the State of Florida, as the Bylaws of the Corporation may provide. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of these Articles relating to the rights of the holders of any series of Preferred Stock, special meetings of shareholders of the Corporation may be called only by: (i) the Chairman of the Board; (ii) the Board pursuant to a resolution adopted by the Board or (iii) the holders of not less than fifty percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Special meetings of shareholders may not be called by any other person or persons or in any other manner.

B. In addition to the powers conferred on the Board by these Articles and by the FBCA, and without limiting the generality of such powers, the Board is specifically authorized from time to time, by resolution of the Board without additional authorization by the shareholders of the Corporation, to adopt, amend or repeal the Bylaws of the Corporation, in such form and with such terms as the Board may determine, including, without limiting the generality of the foregoing, Bylaws relating to: (1) regulation of the procedure for submission by shareholders of nominations of persons to be elected to the Board; (2) regulation of the attendance at annual or special meetings of the shareholders of persons other than holders of record or their proxies; and (3) regulation of the business that may properly be brought by a shareholder of the Corporation before an annual or special meeting of shareholders of the Corporation.

ARTICLE VII

SHAREHOLDER CONSENT

Except as otherwise provided for or fixed pursuant to the provisions of Article IV relating to the rights of holders of any series of Preferred Stock, no action that is required or permitted to be taken by the shareholders of the Corporation at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders, unless the action to be effected by written consent of shareholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

ARTICLE VIII

LIMITATION OF LIABILITY

A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation of liability is not permitted under the FBCA.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing pursuant to these Articles with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE IX

AFFILIATED TRANSACTIONS; CONTROL-SHARE ACQUISITIONS

A. Higher Vote Threshold For Certain Transactions.

1.	In addition to any affirmative vote required by law or otherwise, and except as expressly provided in this Article IX, the affirmative vote of not less than 66 2/3% of the Voting Securities, excluding the Voting Securities beneficially owned by a Related Person who is party to the Business Combination, shall be required for the approval or authorization of any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Incorporation or in any agreement with any national securities exchange or otherwise.

2.	The provisions of subsection A(1) of this Article IX shall not apply to any Business Combination involving only (x) the acquisition or issuance by the Corporation or a Subsidiary of securities of the Corporation in a transaction in which all holders of securities of the same class or series (other than a Related Person) are entitled to participate on identical terms and the Related Person is entitled to participate, if at all, on terms not more favorable than the terms upon which the other holders of securities of the same class or series are entitled to participate; provided that any such acquisition or issuance is not made pursuant to an agreement or understanding with the Related Person; or (y) the acquisition of goods or services by or from the Corporation or a Subsidiary on terms no less favorable to the Corporation or such Subsidiary, as the case may be, than the terms on which such goods or services may be acquired in the ordinary course of business by or from a Person unaffiliated with the Corporation.

3.	The provisions of subsection A(1) of this Article IX shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if such Business Combination shall have been approved by a majority (whether such approval is made prior or subsequent to the acquisition of beneficial ownership of the Voting Securities that caused the Related Person to become a Related Person) of the Disinterested Directors.

4.	The provisions of subsection A(1) of this Article IX shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if the Related Person: (i) has been the beneficial owner of at least 80 percent of the Corporation’s outstanding voting shares for at least 5 years preceding the announcement date or (ii) is the beneficial owner of at least 90 percent of the outstanding voting shares of the Corporation, exclusive of shares acquired directly from the Corporation in a transaction not approved by a majority of the Disinterested Directors;

5.	The provisions of subsection A(1) of this Article IX shall not apply to any Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or otherwise, if all of the following conditions are met:

a.	The Business Combination shall provide for consideration to be received by all holders of Common Shares in exchange for all their Common Shares, and the aggregate amount of cash and the Fair Market Value as of the date of consummation of the Business Combination of consideration other than cash, to be received per share by holders of Common Shares in such Business Combination shall be at least equal to the higher of the amounts determined under clauses (i) and (ii) below (subject to appropriate adjustment for any recapitalization, stock dividend, stock split, combination of shares or similar event):

i.	if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Related Person for any Common Shares within the two-year period immediately prior to the Announcement Date; and

ii.	the Fair Market Value per share of the Common Shares on the Announcement Date or on the Determination Date, whichever is higher;

b.	If the Business Combination provides for consideration to be received by holders of any class or series of Voting Securities other than Common Shares, whether or not the Related Person has previously acquired any shares of such class or series, the aggregate amount of cash and the Fair Market Value as of the date of consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of such class or series shall be at least equal to the higher of the amount determined under clauses (i) and (ii) below (subject to appropriate adjustment for any recapitalization, stock split, stock dividend, combination of shares or similar event):

i.	if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Related Person for any share of such class or series in connection with the acquisition by the Related Person of beneficial ownership of shares of such class or series within the two-year period immediately prior to the Announcement Date; and

ii.	the Fair Market Value per share of such class or series on the Announcement Date or on the Determination Date, whichever is higher;

c.	The consideration to be received by holders of a particular class or series of outstanding Voting Securities (including Common Shares) shall be in cash or in the same form as previously has been paid by or on behalf of the Related Person in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Voting Securities. If the consideration so paid for shares of any class or series of Voting Securities varied as to form, the form of consideration for such class or series of Voting Securities shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of stock previously acquired by the Related Person; and

d.	After such Related Person has become a Related Person, such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

B. If any vote of holders of Voting Securities is required for the adoption or approval of any Business Combination, a proxy or information statement describing the Business Combination and complying with the requirements of the 1934 Act shall be mailed at a date determined by the Disinterested Directors to all shareholders of the Corporation whether or not such statement is required under the 1934 Act. The statement shall contain any recommendations as to the advisability of the Business Combination which the Disinterested Directors, or any of them, may choose to state and, if deemed advisable by the Disinterested Directors, an opinion of an investment banking firm as to the fairness of the terms of such Business Combination. Such firm shall be selected by the Disinterested Directors and paid a fee for its services by the Corporation as approved by the Disinterested Directors.

C. For purposes of this Article IX:

1.	“Affiliate” and “beneficial owner” are used herein as defined in Rule 12b-2 and Rule 13d-3, respectively, under the Securities Exchange Act of 1934 as in effect on the date of adoption of this Article IV by the shareholders of the Corporation (the “1934 Act”). The term “Affiliate” as used herein shall exclude the Corporation, but shall include the definition of “Associate” as contained in Rule 12b-2.

2.	“Announcement Date”, with respect to any Business Combination, is the first public announcement of the proposed Business Combination.

3.

A “Business Combination” is: (i) a merger or consolidation of the Corporation or any of its subsidiaries with a Related Person; (ii) the sale, lease, exchange, pledge, transfer or other disposition (A) by the

Corporation or any of its subsidiaries of all or a Substantial Part of the Corporation’s Assets to a Related Person, or (B) by a Related Person of any of its assets, except in the ordinary course of business, to the Corporation or any of its subsidiaries; (iii) the issuance of shares or other securities of the Corporation or any of its subsidiaries to a Related Person, other than on a pro rata basis to all holders of Voting Securities of the same class held by the Related Person pursuant to a share split, share dividend or distribution of warrants or rights; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Related Person; (v) any reclassification of securities, recapitalization, merger or consolidation or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of any Voting Securities beneficially owned by a Related Person; or (vi) any agreement, contract or other arrangement providing for any of the foregoing transactions.

4.	“Determination Date”, with respect to any Related Person, is the date on which the Related Person became a Related Person.

5.	A “Disinterested Director” is a member of the Board of Directors of the Corporation (other than the Related Person) who was a director prior to the time the Related Person became a Related Person, or any director who was recommended for election by the Disinterested Directors. Any action to be taken by the Disinterested Directors shall require the affirmative vote of a majority of the Disinterested Directors.

6.	“Fair Market Value” is: (a) in the case of shares, the highest closing sale price per share during the 30-day period immediately preceding the date in question of such shares on the principal United States securities exchange registered under the Exchange Act on which such shares are listed; or if no such quotations are available, the fair market value per share on the date in question of such shares as determined by at least two-thirds of the Disinterested Directors in good faith and (b) in the case of property other than shares, the fair market value of such property on the date in question as determined in good faith by at least two-thirds of the Disinterested Directors.

7.	A “Person” is a natural person or a legal entity of any kind, together with any Affiliate of such person or entity, or any person or entity with whom such person, entity or an Affiliate has any agreement or understanding relating to acquiring, voting or holding Voting Securities.

8.	A “Related Person” is: (i) any Person which, together with its Affiliates, is the beneficial owner of an aggregate of 15% or more of the Common Shares or of the total voting power of all outstanding Voting Securities; (ii) any officer, director or employee of a Related Person; (iii) any Person which, together with its Affiliates, shall become, in a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, the beneficial owner of Voting Securities of which a Related Person was the beneficial owner at any time during the two years prior to the time such Person or Affiliate became such beneficial owner and (iv) any Affiliate of any such Person, provided, that the term “Related Person” shall not include the Corporation; any savings, employee stock ownership or other employee benefit plan of the Corporation or any trustee or fiduciary when acting in such capacity with respect to any such employee benefit plan of the Corporation; or any subsidiary all the capital stock of or equity interest in which is owned by the Corporation, by one or more such subsidiaries or by the Corporation and one or more such subsidiaries.

9.	A “Substantial Part of the Corporation’s Assets” shall mean assets of the Corporation or any of its subsidiaries in an amount equal to 20% or more of the fair market value, as determined by the Disinterested Directors, of the total consolidated assets of the Corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is made.

10.	“Voting Securities” means all outstanding Common Shares and all other outstanding securities of the Corporation, if any, which are then entitled to vote generally in the election of directors or which have been designated as Voting Securities by a majority of the Disinterested Directors.

D. The Corporation elects not to be governed by Section 607.0901 (relating to affiliated transactions) or by Section 607.0902 (relating to control-share acquisitions) of the FBCA, and the provisions of such statutes shall not apply to the Corporation.

ARTICLE X

AMENDMENT OF CORPORATE DOCUMENTS

A. In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of these Articles, any alteration, amendment, repeal or rescission (a “Change”) of any provision of these Articles must be approved by at least a majority of the then serving directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class; provided, however, that if any such Change relates to Articles V, VI, VII, VIII, XI or XII of these Articles or to this Article X, such Change must also be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

Subject to the provisions of these Articles, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in this Restated Certificate of Incorporation in the manner now or subsequently prescribed by law, and other provisions authorized by the laws of the Florida at the time in force may be added or inserted, in the manner now or later prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Articles in its present form or as subsequently amended are granted subject to the rights reserved in this Article X.

B. In addition to any affirmative vote required by law, any Change of the Bylaws of the Corporation may be adopted either: (i) by the Board or (ii) by the shareholders by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

ARTICLE XI

BOARD CONSIDERATIONS UPON SIGNIFICANT EVENTS

The Board, when evaluating any: (A) tender offer or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation or (B) proposal or offer by another party to: (1) merge or consolidate the Corporation or any subsidiary with another corporation or other entity; (2) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party; or (3) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, may take into account all factors that the Board deems relevant, including, without limitation, to the extent so deemed relevant, the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation

ARTICLE XII

STRUCTURE OF BOARD OF DIRECTORS

A. The Board (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of these Articles (“Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall serve until the 2017 meeting of shareholders; Class II directors shall serve until the 2018 meeting of shareholders; and Class III directors shall serve until the 2016 meeting of shareholders. Commencing with the annual meeting of shareholders in 2016, directors of each class, the term of which shall then expire, shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible.

B. Any director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified or until their earlier death, resignation, disqualification or removal.

IN WITNESS WHEREOF, these Articles have been signed this 6th day of January, 2015.

MARINEMAX REINCORPORATION, INC.

By:
Michael M. Mills, Jr. Incorporator

APPENDIX C

BYLAWS

OF

MARINEMAX REINCORPORATION, INC.

Adopted January 6, 2015

Article 1

Offices

1.1 Registered Agent and Office. The registered agent and office of MarineMax Reincorporation, Inc. (the “Corporation”) in the state of Florida shall be Corporate Creations Network Inc., 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, Florida 33410, or such other registered agent or office (which need not be a place of business of the Corporation) as the Board of Directors may designate from time to time in the manner provided by applicable law.

1.2 Other Offices. The Corporation may have offices also at such other places within and without the state of Florida as the Board of Directors may from time to time designate or as the business of the Corporation may require.

Article 2

Shareholders

2.1 Place of Meetings. Meetings of shareholders shall be held at the place, if any, either within or without the state of Florida, as may be designated by resolution of the Board of Directors from time to time.

2.2 Annual Meetings. If required by law, annual meetings of shareholders shall be held at such date and time as determined by resolution of the Board of Directors and as set forth in the notice of meeting required by Section 2.4, at which time they shall elect a Board of Directors and transact any other business as may properly be brought before the meeting.

2.3 Special Meetings. Except as otherwise provided by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) relating to the rights of the holders of any series of preferred stock of the Corporation, a special meeting of shareholders for any purpose or purposes may be called at any time only by: (i) the Chairman of the Board; (ii) resolution of the Board of Directors; or (iii) the holders of not less than fifty percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, and may not be called by any other person or persons, such special meeting to be held at such date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by Section 2.4 may be conducted at the special meeting.

2.4 Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date, and hour of the meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining the shareholders entitled to notice of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, the written notice of any meeting shall be given no less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting, as of the record date for determining the shareholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when either: (i) deposited in the United States mail, postage prepaid, directed to the shareholder at his, her, or its address as it appears on the records of the Corporation (ii) made in accordance with any other method authorized under Florida law.

2.5 Adjournments. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 2.9 of these Bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.6 Quorum. Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, at each meeting of shareholders the presence in person or by proxy of the holders of a majority in voting power of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the shareholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.5 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

2.7 Organization. Meetings of shareholders shall be presided over by the Chief Executive Officer, if any, or in his or her absence by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.8 Voting; Proxies. Each shareholder entitled to vote at any meeting of shareholders shall be entitled to one vote for each share of stock held by such shareholder that has voting power upon the matter in question. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of shareholders need not be by written ballot. Subject to the last sentence of this Section 2.8 and except as provided by the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the shareholders at a meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority of the votes cast. For purposes of these Bylaws, “votes cast” shall mean all votes cast in favor of and against a particular proposal or matter, but shall not include abstentions or broker non-votes. A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which: (1) the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 2.13 of these Bylaws and such nomination has not been withdrawn by such shareholder on or before the tenth day before the Corporation first mails its notice of meeting for such meeting to the shareholders or (2) the number of nominees otherwise exceeds the number of directors to be elected. If directors are to be elected by a plurality of the votes cast, shareholders shall not be permitted to vote against a nominee.

2.9 Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of shareholders entitled to notice of any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, not be more than seventy (70) nor less than ten (10) days before the date of such meeting, and, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining the shareholders entitled to vote at such meeting, such date shall also be the record date for determining the shareholders entitled to vote at such meeting and (2) in the case of any other action, shall not be more than seventy (70) days prior to such other action. If no record date is fixed: (1) the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day before the first notice is given to shareholders, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to the same. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 2.9 at the adjourned meeting.

2.10 List of Shareholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, provided, however, if the record date for determining the shareholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the shareholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting during ordinary business hours, at the principal place of business of the corporation. The list of shareholders must also be open to examination at the meeting as required by applicable law. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list of shareholders or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

2.11 Action by Consent of Shareholders. Except as otherwise provided by the Articles of Incorporation relating to the rights of the holders of any series of preferred stock of the Corporation, no action required or permitted to be taken at any annual or special meeting of the shareholders may be effected by written consent of shareholders in lieu of a meeting, unless the action to be effected by written consent of shareholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

2.12 Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall: (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share; (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

2.13 Shareholder Nominations; Special Meetings; Shareholder Business.

(a) Shareholder Nominations. Nominations of one or more individuals to the Board of Directors (each, a “Nomination,” and more than one, “Nominations”) and the proposal of business other than Nominations (“Business”) to be considered by the shareholders of the Corporation may be made at an annual meeting of shareholders only: (1) pursuant to the Corporation’s notice of meeting or any supplement to the notice (provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors shall not include or be deemed to include Nominations;, (2) by or at the direction of the Board of Directors or (3) by any shareholder of the Corporation who was a shareholder of record of the Corporation at the time the notice provided for in this Section 2.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.13.

(b) Special Meetings of Shareholders. Only such Business shall be conducted at a special meeting of shareholders of the Corporation as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting; provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors shall not include or be deemed to include Nominations. Nominations may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting: (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 2.13.

(c) Shareholder Nominations and Business. For Nominations and Business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.13(a)(3), the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 2.13, and any such proposed Business must constitute a proper matter for shareholder action. For Nominations to be properly brought before a special meeting by a shareholder pursuant to Section 2.13(b)(2), the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 2.13.

(1) Shareholder Nominations.

(A) Only individual(s) subject to a Nomination made in compliance with the procedures set forth in this Section 2.13 shall be eligible for election at an annual or special meeting of shareholders of the Corporation, and any individual(s) subject to a Nomination not made in compliance with this Section 2.13 shall not be considered nor acted upon at such meeting of shareholders.

(B) For Nominations to be properly brought before an annual or special meeting of shareholders of the Corporation by a shareholder pursuant to Section 2.13(a)(3) or Section 2.13(b)(2), respectively, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation pursuant to this Section 2.13. To be timely, the shareholder’s notice must be delivered to the Secretary of the Corporation as provided in Section 2.13(c)(1)(C) or Section 2.13(c)(1)(D), in the case of an annual meeting of shareholders of the Corporation, and Section 2.13(c)(1)(E), in the case of a special meeting of shareholders of the Corporation, respectively.

(C) In the case of an annual meeting of shareholders of the Corporation, to be timely, any Nomination made pursuant to Section 2.13(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of shareholders of the Corporation commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(D) Notwithstanding Section 2.13(c)(1)(C), in the event that the number of directors to be elected to the Board of Directors at an annual meeting of shareholders of the Corporation is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, the shareholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(E) In the case of a special meeting of shareholders of the Corporation, to be timely, any Nomination made pursuant to Section 2.13(b)(2) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of shareholders of the Corporation commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(F) A shareholder’s notice of Nomination(s) pursuant to Section 2.13(a)(3) or Section 2.13(b)(2) shall set forth: (i) as to any Nomination to be made by such shareholder, (a) all information relating to the individual subject to such Nomination that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), without regard to the application of the Exchange Act to either the Nomination or the Corporation, (b) such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, (c) a statement whether such person, if elected, intends to tender, promptly following such person’s election or reelection, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at the next meeting at which such person would face reelection and upon acceptance of such resignation by the Board of Directors, in accordance with the Corporation’s Corporate Governance Guidelines, and (d) the actions proposed to be taken by such individual if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination is made (a) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, (c) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such shareholder (or a qualified representative of the shareholder) intends to appear in person or by proxy at the meeting to propose such Nomination, (d) a description of any agreement, arrangement, or understanding between such shareholder and such beneficial owner, and the individual subject to such Nomination, and (e) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the individual subject to the Nomination and/or (2) otherwise to solicit proxies from shareholders of the Corporation in support of such Nomination. The Corporation may require any individual subject to such Nomination to furnish such other information as it may reasonably require to determine the eligibility of such individual to serve as a director of the Corporation.

(2) Shareholder Business.

(A) Only such Business shall be conducted at an annual or special meeting of shareholders of the Corporation as shall have been brought before such meeting in compliance with the procedures set forth in this Section 2.13, and any Business not brought in accordance with this Section 2.13 shall not be considered nor acted upon at such meeting of shareholders; provided, however, that if the Business is otherwise subject to Rule 14a-8 (or any successor to Rule 14a-8) promulgated under the Exchange Act (“Rule 14a-8”), the notice requirements of this Section 2.13(c)(2) shall be deemed satisfied by a shareholder if the shareholder has notified the Corporation of his, her, or its intention to present such Business at an annual meeting of shareholders of the Corporation in accordance with Rule 14a-8, and such Business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(B) In the case of an annual meeting of shareholders of the Corporation, to be timely, any such written notice of a proposal of Business pursuant to Section 2.13(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of shareholders of the Corporation commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(C) A shareholder’s notice of a proposal of Business pursuant to Section 2.13(a)(3) shall set forth: (i) as to the Business proposed by such shareholder, a brief description of the Business desired to be brought before the meeting, the text of the proposal or Business (including the text of any resolutions proposed for consideration and in the event that such Business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such Business at the meeting and any material interest in such Business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (a) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, (c) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to propose such Business, and (d) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposed Business and/or (2) otherwise to solicit proxies from shareholders of the Corporation in support of such Business.

(d) General.

(1) Except as otherwise provided by law, the chairman of the meeting of shareholders of the Corporation shall have the power and duty (a) to determine whether a Nomination or Business proposed to be brought before such meeting was made or proposed in accordance with the procedures set forth in this Section 2.13 and (b) if any proposed Nomination or Business was not made or proposed in compliance with this Section 2.13, to declare that such Nomination or Business shall be disregarded or that such proposed Nomination or Business shall not be considered or transacted. Notwithstanding the foregoing provisions of this Section 2.13, if the shareholder (or a qualified representative of such shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a Nomination or Business, such Nomination or Business shall be disregarded and such Nomination or Business shall not be considered or transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Section 2.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(3) Nothing in this Section 2.13 shall be deemed to affect (A) the rights or obligations, if any, of shareholders of the Corporation to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (to the extent that the Corporation or such proposals are subject to Rule 14a-8), or (B) the rights, if any, of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Articles of Incorporation.

2.14 Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement of the meeting; and (v) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting or are otherwise contemplated by Section 2.13(d) hereof, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such chairman of the meeting should so determine, such chairman of the meeting shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Article 3

Board of Directors

3.1 Number; Qualifications. Except as otherwise provided by the Articles of Incorporation, the number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors. Directors must be natural persons who are 18 years of age or older but need not be residents of the state of Florida, shareholders of the Corporation, or citizens of the United States.

3.2 Resignation; Removal; Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. To the extent allowed by law, any person who serves as a director and is also an employee of the Corporation shall resign if that person is no longer an employee upon notice given in writing or by electronic transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Except as otherwise provided by the Articles of Incorporation, a special meeting of shareholders called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed, only with cause, by affirmative vote for removal of a specific director by shareholders holding 66 2/3% of the shares then entitled to vote at an election for directors of the Corporation, voting as a single class. Except as otherwise provided by law or the Articles of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled solely and exclusively by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.

3.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the state of Florida and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

3.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the state of Florida whenever called by the Chief Executive Officer, President, any Vice President, the Secretary, or by at least two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

3.5 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.5 shall constitute presence in person at such meeting.

3.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Articles of Incorporation or these Bylaws otherwise provide, the vote of a majority of the votes cast by directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

3.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his of her absence by the Lead Director (as designated from time to time by the Board of Directors), if any, or in his or her absence by the Chief Executive Officer, or in the absence of the foregoing persons by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.8 Informal Action by Directors. Any action required or permitted to be taken by any provisions of law, the Articles of Incorporation, or these Bylaws at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if each and every member of the Board of Directors or of such committee, as the case may be, signs a written consent and such written consent is filed in the minutes of the proceedings of the Board of Directors or such committee, as the case may be. Action taken under this section is effective when the last directors signs the consent, unless the consent specifies a different effective date, in which case it is effective on the data so specified.

Article 4

Committees

4.1 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she, or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors or these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter, and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 3 of these Bylaws.

Article 5

Officers

5.1 Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary or Treasurer, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also elect a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as the Board of Directors deems necessary. Each such officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer, with or without cause, at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

5.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective officers, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his or her duties.

Article 6

Stock

6.1 Certificates. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the Chairperson or Vice Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.

6.2 Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate issued by the Corporation, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Article 7

Indemnification

7.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the Florida Business Corporation Act (“FBCA”) as it presently exists or may be subsequently amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding”), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans (an “indemnitee”), against all expense, liability, and loss

(including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred by such indemnitee. Notwithstanding the foregoing sentence and except as provided in Section 7.3, the Corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized in the specific case by the Board of Directors.

7.2 Prepayment of Expenses. The Corporation shall to the fullest extent permitted by the FBCA pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a current director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article 7 or otherwise.

7.3 Claims. If a claim for indemnification (following the final disposition of the relevant proceeding) or payment of expenses under this Article 7 is not paid in full within thirty (30) days after a written claim therefor by the indemnitee has been received by the Corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

7.4 Nonexclusivity of Rights. The rights conferred on any person by this Article 7 shall not be exclusive of any other rights which such person may have now or later acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise.

7.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit enterprise.

7.6 Nature of Indemnification Rights; Amendment or Repeal. Each person who was, is, or becomes a director or officer, or who serves at the request of the Corporation, shall be deemed to have served or to have continued to serve in such capacity in reliance upon the rights provided to him or her in this Article 7. All rights to indemnification (and the advancement of expenses) under this Article 7 shall be deemed to be provided by a contract between the Corporation and the person who serves or has served as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

7.7 Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

7.8 Other Indemnification and Prepayment of Expenses. This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those discussed in this Article 7 when and as authorized by appropriate corporate action.

Article 8

Miscellaneous

8.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

8.2 Seal. The corporate seal, if any, shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

8.3 Manner of Notice. Except as otherwise provided in these Bylaws or permitted by applicable law, notices to directors and shareholders shall be in writing and delivered personally or mailed to the directors or shareholders at their addresses appearing on the books of the Corporation. Notice to directors may be given by telecopier, telephone, or other means of electronic transmission.

8.4 Waiver of Notice of Meetings of Shareholders, Directors, and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

8.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

MARINEMAX, INC. 2600 MCCORMICK DRIVE SUITE 200 CLEARWATER, FLORIDA 33759

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80512-P57939	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARINEMAX, INC.

The Board of Directors recommends a vote “for” each director nominee and
“for” the approval of proposals 2, 3, and 4.

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. William H. McGill Jr.	☐	☐	☐

	1b. Charles R. Oglesby	☐	☐	☐	For	Against	Abstain

2.	To approve (on an advisory basis) our executive compensation (“say-on-pay”).				☐	☐	☐

3.	To approve the reincorporation of our company from Delaware to Florida by means of a merger with and into a wholly-owned Florida subsidiary.				☐	☐	☐

4.	To ratify the appointment of KPMG LLP as our independent auditor for the year ending September 30, 2015.				☐	☐	☐

And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE:	THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF THE TWO DIRECTORS NAMED ABOVE, EACH TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2018, FOR PROPOSALS 2, 3, AND 4, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on February 25, 2015:

The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

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M80513-P57939

This Proxy is Solicited on Behalf of the Board of Directors

MARINEMAX, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of MARINEMAX, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated January 12, 2015, and hereby appoints William H. McGill, Jr. and Michael H. McLamb and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of MARINEMAX, INC., to be held on Wednesday, February 25, 2015, at 8:00 a.m., local time, at 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE DIRECTORS, “FOR” THE SAY-ON-PAY PROPOSAL, “FOR” THE REINCORPORATION OF OUR COMPANY FROM DELAWARE TO FLORIDA, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITOR OF OUR COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FOR ADDRESS CHANGES AND/OR COMMENTS, PLEASE CALL 727-531-1700 OR E-MAIL INVESTORRELATIONS@MARINEMAX.COM.

Continued and to be signed on reverse side